                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /        Preliminary Proxy Statement
/ /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/        Definitive Proxy Statement
/ /        Definitive Additional Materials
/ /        Soliciting Material Pursuant to Section240.14a-11(c) or
           Section240.14a-12

                    BIG CITY RADIO, INC.
-----------------------------------------------------------------------
           (Name of Registrant as Specified In Its Charter)

-----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the
                              Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                              BIG CITY RADIO, INC.
                                11 SKYLINE DRIVE

[LOGO]
                           HAWTHORNE, NEW YORK 10532

                                        April 28, 2000

Dear Stockholder:

    On behalf of the board of directors, I wish to extend to you a cordial invitation to attend the annual meeting of stockholders of Big City
Radio, Inc., which will be held on Thursday, May 18, 2000 on the Concourse Level at 1285 Avenue of the Americas, New York, New York 10019 at 3:00 p.m., Eastern Daylight time. I look forward to greeting as many stockholders as possible at the annual meeting.

    At the annual meeting, holders of class A common stock will be asked to vote on proposals to elect two class A directors for a one year term ending in the year 2001 and all stockholders will be asked to vote on proposals to approve and adopt amendments to our 1999 Incentive Stock Plan to increase the number of shares of class A common stock that may be issued under the plan from 400,000 to 2,500,000 and to increase the number of shares of class A common stock that may be issued under the plan to any one optionee from 100,000 to 1,000,000 and to ratify the selection of KPMG LLP as our independent accountants for the year ending December 31, 2000 and to vote on any other matters that may properly come before the annual meeting.

    It is important that your shares be represented at the annual meeting, whether or not you are able to attend. Accordingly, you are urged to sign, date and mail the enclosed proxy promptly. If you later decide to attend the annual meeting, you may revoke your proxy and vote in person.

    Thank you.

                                        Sincerely,

                                        /s/ Stuart Subotnick

                                        Stuart Subotnick

                                        CHAIRMAN OF THE BOARD OF DIRECTORS

                              BIG CITY RADIO, INC.
                            ------------------------

                                11 SKYLINE DRIVE
                           HAWTHORNE, NEW YORK 10532
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 18, 2000
                            ------------------------

                             TO THE STOCKHOLDERS OF
                             BIG CITY RADIO, INC.:

    NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Big City Radio, Inc., a Delaware corporation, will be held on Thursday, May 18, 2000, at 3:00 p.m., Eastern Daylight time, on the Concourse Level, 1285 Avenue of the Americas, New York, New York 10019.

    At the annual meeting, holders of class A common stock, par value $.01 per share, will be asked to consider and vote as a separate class upon the election of two members to Big City Radio's board of directors to serve a one-year term as class A directors (Proposal 1).

    At the annual meeting, holders of class A common stock together with holders of class B common stock, par value $.01 per share, will be asked to consider and vote as a single class upon the approval and adoption of amendments to our 1999 Incentive Stock Plan to increase the number of shares of class A common stock that may be issued under the plan from 400,000 to 2,500,000 and to increase the number of shares of class A common stock that may be issued under the plan to any one optionee from 100,000 to 1,000,000 (Proposal 2) and the ratification of the selection of KPMG LLP as our independent accountants for the year ending December 31, 2000 (Proposal 3) and to vote upon the transaction of such other business as may properly come before the annual meeting or any adjournment thereof. The board of directors is not aware of any other business that will be presented for consideration at the annual meeting.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSALS 1, 2 AND 3 AT THE ANNUAL MEETING.

    Only stockholders of record at the close of business on March 27, 2000, the record date, will be entitled to notice of and to vote at the annual meeting or any adjournments thereof. The annual meeting may be adjourned from time to time without notice other than by announcement at the annual meeting. A list of stockholders entitled to vote at the annual meeting will be available for inspection by any stockholder, for any reason germane to the annual meeting, during ordinary business hours during the ten (10) days prior to the annual meeting at the law offices of Paul, Weiss, Rifkind, Wharton and Garrison, LLP, 1285 Avenue of the Americas, New York, New York 10019.

    We hope that you will be able to attend the annual meeting in person. However, whether or not you plan to attend the meeting in person, please complete, sign, date and mail the enclosed proxy in the return envelope to assure your shares are represented and voted at the annual meeting. If you do attend the annual meeting, you may revoke your proxy if you wish and vote in person. Thank you for your cooperation and continued support.

                                          By Order of the Board of Directors,

                                          /s/ Arnold L. Wadler

                                          Arnold L. Wadler
                                          Secretary

Hawthorne, New York
April 28, 2000

    IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD IN ORDER THAT A QUORUM MAY BE ASSURED, WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING IN PERSON. PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING RETURN ENVELOPE (TO WHICH NO POSTAGE NEED BE AFFIXED BY THE SENDER IF MAILED WITHIN THE UNITED STATES). IF YOU RECEIVE MORE THAN ONE PROXY BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED. THE PROXY SHOULD BE SIGNED BY ALL REGISTERED HOLDERS EXACTLY AS THE STOCK IS REGISTERED.

                              BIG CITY RADIO, INC.
                            ------------------------

                                11 SKYLINE DRIVE
                           HAWTHORNE, NEW YORK 10532
                            ------------------------

                                PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 18, 2000
                            ------------------------

    This proxy statement, the accompanying notice of annual meeting and proxy card are being furnished to the holders of shares of class A common stock, par value $.01 per share, and to the holders of shares of class B common stock, par value $.01 per share, of Big City Radio, Inc., a Delaware corporation, in connection with the solicitation of proxies by our board of directors for use at our annual meeting to be held at 3:00 p.m., Eastern Daylight Time, on Thursday, May 18, 2000 on the Concourse Level, 1285 Avenue of the Americas, New York, New York 10019, and any adjournments of the annual meeting. This proxy statement and the accompanying notice of annual meeting and proxy card, along with our annual report to stockholders for the year ended December 31, 1999 are being mailed to our stockholders on or about April 28, 2000.

                    INFORMATION REGARDING THE ANNUAL MEETING

    PROPOSALS. At the annual meeting, holders of the class A common stock will be asked to consider and vote as a separate class upon the election of two members to our board of directors to serve a one-year term as class A directors (Proposal 1), and holders of the class A common stock together with holders of the class B common stock will be asked to consider and vote as a single class upon approval and adoption of amendments to our 1999 Incentive Stock Plan to increase the number of shares of class A common stock that may be issued under the plan from 400,000 to 2,500,000 and to increase the number of shares of class A common stock that may be issued under the plan to any one optionee from 100,000 to 1,000,000 (Proposal 2) and the ratification of the selection of KPMG LLP as our independent accountants for the year ending December 31, 2000 (Proposal 3), and to vote upon such other matters as may properly come before the annual meeting.

    Our board of directors knows of no business that will be presented for consideration at the annual meeting other than the matters described in this proxy statement.

    RECORD DATE; QUORUM. Only holders of record of common stock as of the close of business on March 27, 2000, the record date, will be entitled to notice of and to vote at the annual meeting. As of the record date, there were 6,218,817 shares of class A common stock outstanding and entitled to vote at the annual meeting, held by approximately 34 stockholders of record, which number includes nominees for an undeterminable number of beneficial owners, with each share entitled to one vote and 8,250,458 shares of class B common stock outstanding and entitled to vote at the annual meeting, held by three stockholders of record, with each share entitled to ten votes on each matter voted upon. The presence of one-third of the outstanding shares of common stock entitled to vote at the annual meeting, present in person or represented by proxy, is necessary to constitute a quorum at the annual meeting. Broker non-votes, shares of common stock represented by proxies marked "ABSTAIN" for any proposal presented at the annual meeting and shares of common stock held by persons in attendance at the annual meeting who abstain from voting on any such proposal will be counted for purposes of determining the presence of a quorum.

    VOTE REQUIRED. The affirmative vote of the holders of a plurality of shares of class A common stock voting as a separate class present in person or represented by proxy and entitled to vote at the annual meeting will be required to elect each of the class A directors to our board of directors. The affirmative vote of the holders of a majority of shares of common stock voting as a single class present in person or represented by proxy and entitled to vote at the annual meeting will be required to approve and adopt Proposals 2 and 3 which will be voted upon separately at the annual meeting. In voting on each matter, holders of class A common stock are entitled to one vote per share and holders of class B common stock are entitled to ten votes per share.

    Stockholders who hold their shares through an intermediary must provide instructions on voting as requested by their banks or brokers. Votes cast by proxy or in person at the annual meeting will be tabulated by one or more inspectors of election appointed by our board of directors. These inspectors of election will also determine whether a quorum is present for the transaction of business.

    Shares of common stock represented by proxies marked "ABSTAIN" for any proposal presented at the annual meeting and shares of common stock held by persons in attendance at the annual meeting who abstain from voting on any such proposal will not be voted for or against such proposal. Broker non-votes will not be voted for or against a proposal. Because of the vote required to approve the proposals presented at the annual meeting, abstentions and broker non-votes will have the effect of a vote against such proposals (except with respect to Proposal 1). Because only a plurality is required for the election of directors, abstentions and broker non-votes will have no effect on the election of directors.

    PROXIES. All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the annual meeting in accordance with the directions given. In voting by proxy with regard to the election of directors, the stockholders entitled to vote upon such election may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees. With regard to other proposals, the stockholders may vote in favor of each proposal or against each proposal, or in favor of some proposals and against others, or may abstain from voting on any or all proposals. Stockholders should specify their respective choices on the accompanying proxy card. If no specific instructions are given with regard to the matters to be voted upon, the shares of common stock represented by a signed proxy card will be voted "FOR" Proposals 1, 2 and 3 listed on the proxy card. If any other matters properly come before the annual meeting, the persons named as proxies will vote upon such matters according to their judgment.

    All proxies delivered pursuant to this solicitation are revocable at any time prior to the annual meeting at the option of the stockholders executing them by giving written notice of revocation to our corporate Secretary, by delivering a duly executed proxy card bearing a later date or by attending and voting in person at the annual meeting. Attendance at the annual meeting will not in itself constitute revocation of a proxy. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Big City Radio, Inc., c/o Metromedia Company, One Meadowlands Plaza, East Rutherford, NJ 07073-2137, Attention: Arnold L. Wadler, Secretary.

    Proxies will initially be solicited by us by mail, but directors, officers and selected employees may solicit proxies from stockholders personally or by telephone, facsimile or other forms of communication. Such directors, officers and employees will not receive any additional compensation for such solicitation. We will also request brokerage houses, nominees, fiduciaries and other custodians to forward soliciting materials to beneficial owners, and we will reimburse such persons for their reasonable expenses incurred in doing so. All expenses incurred in connection with the solicitation of proxies will be borne by us.

                               SECURITY OWNERSHIP

    The following table sets forth, as of the record date, certain information regarding the beneficial ownership of each class of common stock by (i) each person known to own beneficially more than 5% of the outstanding shares of each class of common stock, (ii) each of our directors and director nominees,
(iii) each executive officer named in the Summary Compensation Table under "Executive Compensation" and (iv) all of our directors and executive officers as a group. In accordance with the rules promulgated by the Securities and Exchange Commission, such ownership includes shares currently owned as well as shares which the named person has the right to acquire beneficial ownership of within 60 days, including, but not limited to, shares which the named person has the right to acquire through the exercise of any option, warrant or right, or through the conversion of a security. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities. Except as otherwise indicated, each stockholder listed below has sole voting and investment power with respect to shares beneficially owned by such person.

                                                                                               PERCENTAGE OF
                                                                       NUMBER OF SHARES OF      OUTSTANDING
                                                                          COMMON STOCK        CLASS OF COMMON
TITLE OF CLASS                       NAME OF BENEFICIAL OWNER         BENEFICIALLY OWNED(1)      STOCK(2)
--------------                --------------------------------------  ---------------------   ---------------
Class B Common Stock          Stuart Subotnick, Anita Subotnick.....        8,250,458(3)           100.0%
Class A Common Stock          Stuart Subotnick, Anita Subotnick.....           50,735(4)               *
                              Michael H. Boyer......................           25,000(5)               *
                              Charles M. Fernandez..................          530,000(6)             8.2%
                              Gilder, Gagnon, Howe & Co.............          516,575(7)             8.3%
                              Michael Kakoyiannis...................        1,205,317(8)            19.4%
                              Silvia Kessel.........................           39,140(9)               *
                              Alan D. Kirschner.....................           82,128(10)            1.3%
                              Earl I. Mack..........................          832,800(11)           13.3%
                              Bryan Subotnick.......................           77,000(12)            1.2%
                              T. Rowe Price Associates, Inc.........          400,000(13)            6.4%
                              Paul R. Thomson.......................           82,000(12)            1.2%
                              Arnold L. Wadler......................           38,000(9)               *
                              Leonard White.........................           25,000(5)               *
                              Yunyung C. Portugal...................           12,220(14)              *
                              All Directors and Executive Officers
                              as a Group (11 persons)...............        9,211,681(15)           63.7%

------------------------

* Holdings do not exceed one percent of the total outstanding shares of any class of common stock.

(1) Unless otherwise indicated by footnote, the named individuals have sole voting and investment power with respect to the shares of common stock beneficially owned.

(2) The percentage of outstanding shares of class A common stock shown does not include outstanding shares of class B common stock or shares of class A common stock issuable upon conversion of the class B common stock.

(3) Includes 2,000,000 shares of class B common stock owned by Subotnick Partners, L.P. of which Anita Subotnick is general partner and Stuart Subotnick is a limited partner. The shares of class B common stock are convertible into shares of class A common stock at the rate of one share of class A common stock for each share of class B common stock and the holders of shares of class B common stock are entitled to 10 votes per share and to vote as a separate class to elect 75% of the members of our board of directors. Mr. and Mrs. Subotnick have shared voting and investment power with respect to their shares. Mr. and Mrs. Subotnick's address is c/o Metromedia Company, 810 Seventh Avenue, 29(th) Floor, New York, New York 10019.

(4) Includes 45,000 shares of class A common stock issuable upon exercise of options which are currently exercisable at an exercise price of $3.5625 per share and 5,735 shares of class A common held by Mr. and Mrs. Subotnick as custodian for their grandchildren's account pursuant to the New York Uniform Gift to Minors Act.

(5) Includes 22,500 shares of class A common stock issuable upon exercise of options which are currently exercisable at an exercise price of $3.5625 per share and 2,500 shares of class A common stock issuable upon exercise of options that are currently exercisable at an exercise price of $7.125 per share.

(6) Includes 250,000 shares of class A common stock issuable upon exercise of options which are currently exercisable at an exercise price of $4.00 per share.

(7) Pursuant to a report on Schedule 13G filed with the Securities and Exchange Commission on February 15, 2000, Gilder, Gagnon, Howe & Co. a broker/dealer under Section 15 of the Securities Exchange Act of 1934, is the beneficial owner of 516,575 shares of class A common stock.

(8) Mr. Kakoyiannis' address is 138 Cambridge, Garden City, New York 11530.

(9) Includes 20,000; 2,000 and 10,000 shares of class A common stock issuable upon exercise of options that are currently exercisable at an exercise price of $7.00, $7.8125 and $3.5625 per share, respectively.

(10) Includes 25,000; 20,000; 4,000; 31,000 and 2,000 shares of class A common stock issuable upon exercise of options that are currently exercisable at an exercise price of $6.00, $7.00, $7.8125, $3.4375 and $4.313 per share, respectively.

(11) Includes 20,000 shares of class A common stock issuable upon exercise of options that are currently exercisable at an exercise price of $3.5625 and 812,800 shares of class A common stock as reported on Schedule 13D/A filed with the Securities and Exchange Commission on January 4, 2000. Mr. Mack's address is 370 West Passaic Street, Rochelle Park, New Jersey 07662.

(12) Includes 25,000; 20,000; 4,000; 6,000; 2,000 and 20,000 shares of class A common stock issuable upon exercise of options that are currently exercisable at an exercise price of $6.00, $7.00, $7.8125, $3.4375, $4.313 and $3.5625 per share, respectively.

(13) Pursuant to a report on Schedule 13G/A filed with the Securities and Exchange Commission on February 2, 2000, these shares are owned by various individuals and institutional investors including T. Rowe Price Small-Cap Value Fund, Inc. (which owns 400,000 shares representing 6.4% of the shares outstanding), which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment adviser with power to direct investments and/or sole power to vote the shares. For purposes of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities, however, Price Associates expressly disclaims that it is the beneficial owner of such securities. The business address of T. Rowe Price Associates is 100 East Pratt Street, Baltimore, Maryland 21202.

(14) Includes 12,000 shares of class A common stock issuable upon exercise of options that are currently exercisable at an exercise price of $7.8125 per share.

(15) Includes 150,000; 5,000; 100,000; 28,000; 75,000; 43,000 and 40,000 shares of class A common stock issuable upon exercise of options that are currently exercisable at an exercise price of $3.5625, $7.125, $7.00, $7.8125, $6.00,
    $3.4375 and $4.313 per share, respectively and 8,250,458 shares of class B common stock.

    The foregoing information is based on a review, as of the record date, by us of statements filed with the Securities and Exchange Commission under Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended. To the best of our knowledge, except as set forth above, no other person owns beneficially more than 5% of the outstanding common stock.

                        DIRECTORS AND EXECUTIVE OFFICERS

EXECUTIVE OFFICERS OF BIG CITY RADIO

    The following table sets forth certain information regarding our executive officers as of the date of this report.

NAME                                     AGE                      OFFICE OR POSITION HELD
----                                   --------                   -----------------------
Charles M. Fernandez.................     38               President and Chief Executive Officer

Alan D. Kirschner....................     48                    Vice President--Engineering

Bryan Subotnick......................     36          Executive Vice President--Corporate Development

Paul R. Thomson......................     43       Vice President, Chief Financial Officer and Treasurer

Yunyung C. Portugal..................     38                        Corporate Controller

Silvia Kessel........................     49                      Executive Vice President

Arnold L. Wadler.....................     56      Executive Vice President, General Counsel and Secretary

    Set forth below is the background of each of our executive officers other than those who are also directors (for the backgrounds of each of our directors, including biographical information, see "PROPOSAL NO. 1--ELECTION OF DIRECTORS" below).

    ALAN D. KIRSCHNER has been a Vice President since September 1997 and Director of Engineering since July 1995. Mr. Kirschner has been serving as radio technical consultant for AM and FM radio stations since 1972. Mr. Kirschner served as Chief Engineer responsible for technical operations of radio station WYNY owned by Broadcasting Partners, Inc. and Evergreen Media, in New York from 1993 to 1995 and a Director of Engineering for Westwood One Stations Group in New York from 1988 to 1993.

    BRYAN SUBOTNICK has served as Executive Vice President--Corporate Development since September 1997. Mr. Subotnick served as Vice President from January 1997 and Director of Operations from May 1995 to December 1996. Prior to joining us, Mr. Subotnick was Vice President and General Counsel of
Papamarkou & Company, an international finance and investment company, in 1995, and as a General Partner in the law firm of Shanker & Subotnick, which specialized in entertainment law, from 1992 to 1994, Mr. Subotnick is the son of Stuart Subotnick, our Chairman of the board of directors, and of Anita Subotnick, one of our directors.

    PAUL R. THOMSON has served as Vice President since September 1997 and as Chief Financial Officer since January 1996. Prior to joining us, Mr. Thomson served as Corporate Controller of Herbalife International, Inc. from 1993 to 1996, as Chief Financial Officer of Barnard Salick Companies from 1992 to 1993 and as Controller--Radio Stations Group of Westwood One, Inc. from 1989 to 1992. Prior to 1989, Mr. Thomson worked with Price Waterhouse LLP for 12 years in London, Caracas and Los Angeles. He is a certified public accountant and a member of the Institute of Chartered Accountants in England and Wales.

    YUNYUNG C. PORTUGAL has served as Corporate Controller since September 1997 and as Business Manager of our Los Angeles stations from March 1996 to September 1997. Prior to joining us Ms. Portugal served as Manager of General Accounting of Herbalife International, Inc. from 1989 to 1994.

DIRECTORS OF BIG CITY RADIO

    Our amended and restated certificate of incorporation provides that our board of directors shall initially consist of eight members: six directors to be elected by the holders of class B common stock and two Directors to be elected by the holders of class A common stock. The board of directors currently consists of five class B directors and two class A directors. The class B directors are Mr. Stuart Subotnick, Mrs. Anita Subotnick, Mr. Charles M. Fernandez, Ms. Silvia Kessel and Mr. Arnold L. Wadler. The class A directors are Mr. Leonard L. White and Mr. Michael H. Boyer. Holders of the class B common stock remain entitled to elect one additional class B director.

    Directors of each class will hold office until their successors are elected and qualified or until their earlier death, resignation or removal. Our amended and restated by-laws provide that the class A directors will be elected by a plurality of the votes cast at a meeting of stockholders (or stockholders acting by written consent) by the holders of class A common stock entitled to vote at the election, voting as a separate class, and that class B directors will be elected by a plurality of the votes cast at a meeting of stockholders (or stockholders acting by written consent) by the holders of class B common stock entitled to vote at the election, voting as a separate class.

    The class A directors and class B directors are nominated for election by a class A nominating committee and a class B nominating committee, respectively. For more information regarding the class A nominating committee and the class B nominating committee and their respective members, see "Meetings of Certain Committees of the Board" below. In addition, nominations for election of class A directors only to our board of directors may be made at an annual or special meeting of stockholders called by the board of directors for the purpose of electing directors, by any holder of the class A common stock entitled to vote for the election of directors at such meeting. Such nominations shall be made pursuant to timely notice in writing to our corporate Secretary. To be timely, a stockholder's notice must be delivered to or mailed and received at our principal executive offices not less than 60 days nor more than 90 days prior to the scheduled date of the meeting, regardless of any postponement, deferral or adjournment of that meeting to a later date; PROVIDED, HOWEVER, that if less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so delivered or received not later than the close of business on the 10th day following the earlier of (i) the day on which such notice of the date of the meeting was mailed or (ii) the day on which such public disclosure was made. A stockholder's notice to our Secretary shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director (a) the name, age, business address and residence address of such person, (b) the principal occupation or employment of such person, (c) the class and number of our shares of stock which are beneficially owned by such person on the date of such stockholder's notice and (d) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required in each case pursuant to Regulation 14A under the Exchange Act (including, without limitation, such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected); (ii) as to the stockholder giving the notice (a) the name and address, as they appear on our corporate books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominee(s), (b) the class and number of shares of stock of Big City Radio which are beneficially owned by such stockholder on the date of such stockholder's notice and by any other stockholders known by such stockholder to be supporting such nominee(s) on the date of such stockholder's notice, (c) a representation that the stockholder is a holder of record of our stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; and (iii) a description of all arrangements or understandings between the stockholder and each nominee and other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder. Any such nominations should be submitted in writing to Big City Radio, Inc., c/o Metromedia Company, One Meadowlands Plaza, East Rutherford, New Jersey 07073-2137, Attention: Secretary.

    Directors may be removed, with or without cause, only by the holders of the class or classes of common stock or series of preferred stock, if any, that, as of the date such removal is effected, would be entitled to elect such directors at the next annual meeting of stockholders. Newly created directorships resulting from an increase in the number of directors and vacancies occurring on the board of directors for any reason, including the removal of directors without cause, may be filled only by (i) the affirmative vote of a majority of the remaining directors elected by holders of each class or classes of common stock or series of preferred stock, if any, that (x) elected such directors and (y) as of the date such vacancy is filled, would be entitled to elect such directors at the next annual meeting of stockholders or (ii) if there are no such remaining directors, then by a plurality of the votes cast by the holders of the class or classes of common stock or series of preferred stock, if any, that, as of the date such vacancy is filled, would be entitled to elect such directors at the next annual meeting of stockholders, voting as a separate class at a meeting, special or otherwise, of the holders of common stock of such class or classes or series of preferred stock, if any.

    For more information regarding each of Big City Radio's directors, including biographical information, see "PROPOSAL 1--ELECTION OF DIRECTORS."

MEETINGS AND CERTAIN COMMITTEES OF THE BOARD

    The board of directors held four regular meetings during 1999. All directors attended at least 75% of the aggregate total number of meetings of the board of directors and all committees of the board of directors on which they serve.

    The board of directors has delegated certain functions to the following standing committees:

    THE EXECUTIVE COMMITTEE. The executive committee was created on December 24, 1997 and is authorized to exercise, to the extent permitted by law, all of the powers of the board of directors in the management or corporate matters including, without limitation, the power and authority to declare a dividend, to authorize the issuance of stock or to adopt a certificate of ownership and merger in connection with our merger or the merger of any of our subsidiaries. The executive committee took action by unanimous written consent four times in 1999. The members of the executive committee are Mr. Stuart Subotnick and Ms. Silvia Kessel.

    THE AUDIT COMMITTEE. The audit committee was created on March 25, 1998 and is responsible for (a) making recommendations concerning the engagement of independent public accountants, (b) approving the professional services provided by our independent auditors, (c) reviewing, in consultation with our independent auditors, the plans and results of the audit engagement, (d) reviewing the independence of our independent auditors, (e) considering the range of audit and non-audit fees and (f) reviewing the adequacy of our internal accounting controls. The audit committee held four meetings in 1999. The members of the audit committee are Mr. Michael H. Boyer, Mr. Leonard White and Ms. Silvia Kessel.

    THE COMPENSATION COMMITTEE. The compensation committee was created on March 25, 1998 and its function is to review, approve, recommend and report to the board of directors on matters specifically relating to the compensation of our executive officers and other key executives and to administer our stock option plans. The compensation committee held one meeting in 1999. In addition, the compensation committee took action by unanimous written consent four times in 1999. The members of the compensation committee are Mr. Michael H. Boyer and Mr. Leonard White.

    THE NOMINATING COMMITTEES. The class A nominating committee and the class B nominating committee were created on December 24, 1997 and
(i) establish criteria and procedures for the election of the class A directors and the class B directors, respectively, (ii) review management's evaluation of any officers proposed for nomination as class A director or class B director, as applicable, (iii) review the qualifications of and, when necessary and appropriate, interview candidates who may be proposed for nomination as class A director or class B director, as applicable, (iv) recommend to the entire board of directors a slate of class A directors or class B directors, as applicable, to be elected for the following year and (v) perform such other duties in connection with the selection, election or termination of the directors as the board of directors may request. The nominating committee did not hold any formal meetings in 1999. The current member of the class A nominating committee is Mr. Leonard White and the current members of the class B nominating committee are Mr. Stuart Subotnick and Ms. Anita Subotnick.

COMPENSATION OF DIRECTORS

    Directors who are officers, employees or affiliates receive no compensation for their services as directors. Accordingly, Messrs. Subotnick, Fernandez and Wadler and Ms. Kessel and Mrs. Subotnick do not receive compensation for their services as directors. Each director who is not also an officer, employee or affiliate is entitled to receive annual directors' fees of $20,000, an additional $1,200 for each board of directors meeting attended ($500 if attended by conference telephone call) and $500 for each committee meeting attended. Outside directors are eligible to participate in the Big City Radio 1999 Incentive Stock Plan pursuant to which options to purchase 2,500 shares of class A common stock will be granted to each outside director immediately upon such director's initial election and qualification for the board of directors. Options to purchase 2,500 shares of class A common stock will be granted annually on the day of each annual stockholders' meeting. Each outside director is eligible to receive options to purchase a maximum of 25,000 shares of class A common stock pursuant to the Incentive Stock Plan. Each option will have an exercise price equal to the fair market value of a share of class A common stock on the date of grant. All such options granted to outside directors will be immediately exercisable. On November 1, 1999, the board of directors granted to each of our outside directors, Messrs. Boyer and White, options under the 1999 Incentive Stock Plan to purchase up to 22,500 shares of class A common stock at an exercise price of $3.5625 per share.

EXECUTIVE COMPENSATION

    The following Summary Compensation Table sets forth information on compensation awarded to, earned by or paid to our Chief Executive Officer and our four other most highly compensated executive officers whose individual compensation exceeded $100,000 during the years ended December 31, 1999, 1998 and 1997 for services rendered in all capacities to Big City Radio and its subsidiaries. The persons listed in the table below are referred to as the "Named Executive Officers."

                           SUMMARY COMPENSATION TABLE

                                                                        LONG TERM COMPENSATION AWARDS
                                                       ANNUAL          --------------------------------
                                                    COMPENSATION                           SECURITIES
                                                --------------------   RESTRICTED STOCK    UNDERLYING      ALL OTHER
NAME AND PRINCIPAL POSITION            YEAR     SALARY($)   BONUS($)     AWARD(S)($)      STOCK OPTIONS   COMPENS.($)
---------------------------          --------   ---------   --------   ----------------   -------------   -----------
Charles M. Fernandez...............    1999        *           *                --           250,000             --
President and Chief Executive          1998           --         --             --                --             --
Officer(1)                             1997           --         --             --                --             --

Michael Kakoyiannis................    1999      300,000     60,000             --                --             --
Former President and Chief             1998      300,000     50,000        796,918(3)             --             --
Executive Officer(2)                   1997      300,000     75,000             --                --             --

Paul R. Thomson....................    1999      210,000     30,000             --           120,000(4)          --
Vice President and Chief Financial     1998      187,500     25,000             --            10,000(5)          --
Officer                                1997      175,000     30,000             --            75,000(6)          --

Bryan Subotnick....................    1999      150,000         --             --           120,000(4)          --
Executive Vice President--Corporate    1998      125,000     10,000             --            10,000(5)          --
Development                            1997      100,000         --             --            75,000(6)          --

Alan D. Kirschner..................    1999      150,000     25,000             --           120,000(7)          --
Vice President--Engineering            1998      110,000     15,000             --            10,000(5)          --
                                       1997       94,000      5,000             --            75,000(6)          --

------------------------

(1) Mr. Fernandez was appointed President and Chief Executive Officer on November 1, 1999, thus preceding years' compensation is not applicable. The amount of annual compensation paid to Mr. Fernandez for 1999 is less than a full year of compensation and is less than $100,000.

(2) Michael Kakoyiannis served as President and Chief Executive from 1994 through October 31, 1999.

(3) Pursuant to his employment agreement, Mr. Kakoyiannis was entitled to receive 93,755 shares of class A common stock for every 20% increase in the average closing price of the class A common stock following our initial public offering (up to a maximum of 281,265 shares). On August 3, 1998, 93,755 shares were issued to Mr. Kakoyiannis under his employment agreement. The closing price of the class A common stock on August 3, 1998 as reported by the American Stock Exchange was $8.50 per share. No shares were issued to Mr. Kakoyiannis under his employment agreement in 1997 or 1999.

(4) Includes options to purchase 15,000 shares of class A common stock granted on January 28, 1999 at an exercise price of $3.4375 per share of which 6,000 are presently exercisable and the remainder of which become exercisable in three annual installments on each anniversary of the grant date and options to purchase 5,000 shares of class A common stock granted on March 11, 1999 at an exercise price of $4.313 per share of which 2,000 are presently exercisable and the remainder of which become exercisable in three annual installments on each anniversary of the grant date and options to purchase

    100,000 shares of class A common stock granted on November 1, 1999 at an exercise price of $3.5625 per share of which 20,000 are presently exercisable and the remainder of which become exercisable in four annual installments on each anniversary of the grant date.

(5) Options to purchase 10,000 shares of class A common stock granted on July 6, 1998 at an exercise price of $7.8125 per share, 2,000 of which are presently exercisable and the remainder of which become exercisable in four annual installments on each anniversary of the grant date.

(6) Includes options to purchase 25,000 shares of class A common stock at an exercise price of $6.00 per share, exercisable immediately and options to purchase 50,000 shares of class A common stock at an exercise price of $7.00 per share, 10,000 shares of which are presently exercisable and the remainder of which will become exercisable in four annual installments on each anniversary of the grant date.

(7) Includes options to purchase 15,000 shares of class A common stock granted on January 28, 1999 at an exercise price of $3.4375 per share of which 6,000 are presently exercisable and the remainder of which become exercisable in three annual installments on each anniversary of the grant date and options to purchase 5,000 shares of class A common stock granted on March 11, 1999 at an exercise price of $4.313 per share of which 2,000 are presently exercisable and the remainder of which become exercisable in three annual installments on each anniversary of the grant date and options to purchase 100,000 shares of class A common stock granted on October 20, 1999 at an exercise price of $3.4375 per share of which 25,000 are presently exercisable and the remainder of which will become exercisable in three annual installments on each anniversary of the grant date.

    During 1999, Mr. Wadler and Ms. Kessel, each of whom serves as an executive officer, were employed and paid by Metromedia Company. On November 1, 1999 our board of directors granted to each of Mr. Wadler and Ms. Kessel options to purchase up to 50,000 shares of class A common stock at an exercise price of $3.5625 per share. No other amounts were paid by us to such named executive officers or to Metromedia Company for services during 1999.

                               OPTION/SAR GRANTS
                    DURING THE YEAR ENDED DECEMBER 31, 1999

    The following table sets forth individual grants of stock options pursuant to our Incentive Stock Plans to the named executive officers during the fiscal year ended December 31, 1999. The Incentive Stock Plans do not provide for stock appreciation rights and Big City Radio did not grant any stock appreciation rights during the fiscal year ended December 31, 1999. All options listed below were granted pursuant to the 1998 and 1999 Incentive Stock Plans.

                         NUMBER OF SECURITIES     % OF TOTAL OPTIONS
                              UNDERLYING        GRANTED TO EMPLOYEES IN    EXERCISE     EXPIRATION   GRANT-DATE
NAME                     OPTIONS GRANTED (#)          FISCAL YEAR         PRICE($/SH)      DATE       VALUE(1)
----                     --------------------   -----------------------   -----------   ----------   ----------
Charles M. Fernandez...        250,000                   29.7%              $  4.00      11/1/2009    $583,750
Michael Kakoyiannis....             --                     --                    --             --          --
Paul R. Thomson........        100,000                   11.9                3.5625      11/1/2009     241,600
                                15,000                     .8                3.4375      1/28/2009      33,825
                                 5,000                     .6                 4.313      3/11/2009      14,220
Bryan Subotnick........        100,000                   11.9                3.5625      11/1/2009     241,600
                                15,000                     .8                3.4375      1/28/2009      33,825
                                 5,000                     .6                 4.313      3/11/2009      14,220
Alan D. Kirschner......        100,000                   11.9                3.4375     10/20/2009     232,800
                                15,000                     .8                3.4375      1/28/2009      33,825
                                 5,000                     .6                 4.313      3/11/2009      14,220

------------------------

(1) The modified Black-Scholes method of option valuation has been used to determine grant date present value. The assumptions used in the Black-Scholes option valuation calculation are (i) estimated future annual stock price volatility of 50%; (ii) a United States risk free rate of return of 5.85%; (iii) a future dividend yield of 0%; and (iv) an expected life of ten years.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

    The following table sets forth the exercise of stock options during the year ended December 31, 1999, by each of the named executive officers and the year-end value of unexercised options.

                                                                  NUMBER OF               VALUE OF UNEXERCISED
                                                           UNEXERCISED OPTIONS AT       IN-THE-MONEY OPTIONS AT
                          SHARES ACQUIRED      VALUE         FISCAL YEAR-END(#)            FISCAL YEAR-END($)
                          ON EXERCISE(#)    REALIZED($)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE(1)
                          ---------------   -----------   -------------------------   ----------------------------
Charles M. Fernandez....           --               --         250,000/0                    18$7,500/0
Michael Kakoyiannis.....           --               --            --                          --/--
Paul R. Thomson.........           --               --      77,000/128,000                32,499/106,817
Bryan Subotnick.........           --               --      77,000/128,000                32,499/106,817
Alan D. Kirschner.......           --               --      82,000/123,000                41,562/98,438

------------------------

(1) Calculated based on a closing price for the class A common stock of $4.75 as reported by the American Stock Exchange on December 31, 1999.

EMPLOYMENT AGREEMENTS OF NAMED EXECUTIVE OFFICERS

    We have entered into employment agreements with the following named executive officers: Messrs. Charles M. Fernandez, Alan D. Kirschner, Paul R. Thomson and Michael Kakoyiannis.

EMPLOYMENT AGREEMENT WITH CHARLES M. FERNANDEZ

    We are party to an employment agreement with Mr. Fernandez that provides for Mr. Fernandez's employment as President and Chief Executive Officer through October 31, 2002. Mr. Fernandez's employment agreement provides for an annual base salary of $450,000, subject to cost of living increases in each subsequent contract year of not less than 5% of the annual base salary in the immediate preceding year. Mr. Fernandez is entitled to participate in all benefits generally made available to senior executives and to receive annual bonus compensation as determined by the compensation committee in its discretion. In addition, Mr. Fernandez is entitled to receive stock options to purchase up to an additional 750,000 shares of class A common stock, if certain performance targets are met and subject to certain other conditions as set forth in his employment agreement. If we terminate Mr. Fernandez's employment without cause or upon the occurrence of a "change of control" (as defined in Mr. Fernandez's employment agreement), we will be obligated to make severance payments in an amount equal to the greater of (i) the product of the annual base salary then in effect multiplied by two, or (ii) the net present value of the annual base salary then in effect multiplied by the number of years remaining in the term. In addition, upon any such termination, Mr. Fernandez will automatically be vested in all stock options granted to him pursuant to his employment agreement. During the term of the agreement and following the termination of his employment with us for any reason, Mr. Fernandez will not be permitted to engage in or have an interest in any person or entity that engages in competition with us in any "territory" (as such term is defined in the employment agreement) in which we or any of our subsidiaries conduct business during or within one year following the term of the agreement.

EMPLOYMENT AGREEMENT WITH MICHAEL KAKOYIANNIS

    We were party to an employment agreement with Mr. Kakoyiannis that provided for his employment as the company's President and Chief Executive Officer through December 31, 2000. Mr. Kakoyiannis was to receive a base salary of $360,000 a year pursuant to that employment agreement. Prior to the expiration of the term of that agreement, we negotiated and entered into a separation and release agreement with Mr. Kakoyiannis, effective as of November 1, 1999, which terminated the existing employment agreement with Mr. Kakoyiannis.

EMPLOYMENT AGREEMENT WITH PAUL R. THOMSON

    We are party to an employment agreement with Mr. Thomson that provides for Mr. Thomson's employment as Vice President and Chief Financial Officer through December 31, 2000. Mr. Thomson's employment agreement provides for an annual base salary of $210,000 for 1999 and $225,000 for 2000. Mr. Thomson is entitled to participate in all benefits generally made available to senior executives and to receive annual bonus compensation as determined by the compensation committee if certain performance targets have been met. Such bonus compensation will not exceed $40,000 for 1999 and $50,000 for 2000. If we terminate Mr. Thomson's employment without cause or upon the occurrence of a "change of control" (as defined in Mr. Thomson's employment agreement), we will be obligated to make severance payments in an amount equal to the aggregate amount of Mr. Thomson's base monthly salary for the lesser of (i) three months or (ii) the remaining term of his employment pursuant to the agreement. Following the termination of his employment with us for any reason, Mr. Thomson shall not serve in any accounting or financial capacity for, or otherwise be involved in the accounting and financial functions of any radio station with a rock-based format within 50 miles of the transmitter of any of our radio stations for a period of six months following the termination of Mr. Thomson's employment agreement.

EMPLOYMENT AGREEMENT WITH ALAN D. KIRSCHNER

    We are party to an employment agreement with Mr. Kirschner that provides for Mr. Kirschner's employment as Vice President--Engineering through December 31, 2000. Mr. Kirschner's employment agreement provides for an annual base salary of $150,000 for 1999 and $175,000 for 2000. Mr. Kirschner is entitled to participate in all benefits generally made available to senior executives and to receive annual bonus compensation. Such bonus compensation shall not exceed $25,000 for each of 1999 and 2000. If Mr. Kirschner's employment agreement is terminated without cause, we will be obligated to make severance payments in an amount equal to $500,000. If Mr. Kirschner's employment agreement is terminated upon Mr. Kirschner's disability, we will be obligated to make severance payments in an amount equal to twelve times his base monthly salary in effect on the date of termination. Following the termination of his employment with us for any reason, Mr. Kirschner shall not serve in any engineering or technical capacity for, or otherwise be involved in the engineering and technical functions of any radio station within 50 miles of the transmitter of any of our radio stations. The non-compete period shall be for 30 days following the termination if terminated by us with cause, for 60 days if terminated by Mr. Kirschner and for one year if terminated by us without cause.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Mr. Subotnick and Mr. Kakoyiannis entered into a Loan Agreement, dated as of August 4, 1995, as amended, pursuant to which Mr. Subotnick made a loan to Mr. Kakoyiannis as evidenced by a promissory note, dated August 4, 1995, in the original principal amount of $500,000. This loan is secured by a first priority security interest in favor of Mr. Subotnick in Mr. Kakoyiannis' shares of class A common stock.

    We receive certain legal, accounting, tax and other services from Metromedia Company for which we pay to Metromedia Company an annual fee not to exceed initially up to $200,000, increasing up to $500,000. Mr. Subotnick is a general partner of Metromedia Company. We paid Metromedia Company a management fee of $135,000 during 1999.

INDEMNIFICATION AGREEMENTS

    We have not entered into any indemnification agreements.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

    Section 16(a) of the Exchange Act requires Big City Radio's directors and executive officers, and persons who beneficially own more than 10% of the outstanding class A common stock, to file with the Commission and the American Stock Exchange ("AMEX") initial reports of ownership and reports of changes in ownership of the class A common stock. Such officers, directors and greater than 10% stockholders are required by the regulations of the Commission to furnish Big City Radio with copies of all reports that they file under Section 16(a). To Big City Radio's knowledge, based solely on a review of the copies of such reports furnished to Big City Radio and written representations that no other reports were required, all Section 16(a) filing requirements applicable to Big City Radio's officers, directors and greater than 10% beneficial owners were complied with by such persons during the fiscal year ended December 31, 1999.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The current members of the compensation committee are Mr. Michael H. Boyer and Mr. Leonard White. Mr. White is also a director of Metromedia International Group, Inc. ("MMG") and of Metromedia Fiber Network, Inc. ("MFN"), two public companies controlled by Metromedia Company.

COMPENSATION COMMITTEE REPORT ON COMPENSATION

    The compensation committee of the board of directors is comprised entirely of independent directors and is responsible for developing and making recommendations to the board of directors with respect to our executive compensation policies.

    The following report of the compensation committee discusses our executive compensation policies and the basis of the compensation paid to our executive officers in 1999:

        In general, the compensation committee seeks to link the compensation paid to each executive officer to the performance of such executive officer. Within these parameters, the executive compensation program attempts to provide an overall level of executive compensation that is competitive with companies of comparable size and with similar market and operating characteristics.

        There are three elements in Big City Radio's executive total compensation program, all determined by individual and corporate performance as specified in the various employment agreements:

           Base salary

           Annual incentive

           Long-term incentive

        BASE SALARY

        Amounts earned during 1999 by Big City Radio's executive officers are shown in the Summary Compensation Table. The base compensation of such executive officers is set by the terms of the employment agreement entered into with such executive officer. Base Salaries were established by the company and approved by the compensation committee for each of the executive employment agreements.

        ANNUAL INCENTIVES

        Big City Radio's executive officers were awarded cash bonuses in 1999 based on 1999 performance against targets established by the company. Individual awards were determined based on provisions of the respective employment agreements where applicable. Each executive officer is entitled to an annual incentive bonus as determined by the compensation committee.

        LONG-TERM INCENTIVES

        Long-term incentive awards are granted periodically and are intended to align a significant portion of the executive compensation program with shareholder interests. Big City Radio's executives are eligible to participate in the 1999 Incentive Stock Plan. During 1999, Big City Radio granted and the compensation committee approved long-term incentive awards in the form of stock options to purchase 100,000 shares of its class A common stock to each of Mr. Subotnick and Mr. Thomson and 50,000 shares of our class A common stock to each of Mr. Wadler and Ms. Kessel at an exercise price of $3.5625 per share which was the fair market price of the company's class A common stock on the grant date, November 1, 1999 and 15,000 and 5,000 shares of our class A common stock to each of Mr. Thomson, Mr. Subotnick and Mr. Kirschner at an exercise price of $3.4375 and $4.313 per share, respectively, which was the fair market of the class A common stock on the grant date, January 28, 1999 and March 11, 1999, respectively. In addition, Big City Radio granted and the compensation committee approved stock options to purchase 100,000 shares of our class A common stock at an exercise price of $3.4375 per share which was the fair market price of the class A common stock on the grant date, October 20, 1999, to Mr. Kirschner. Also, on November 1, 1999, the company granted and the compensation committee approved stock options to purchase 200,000; 25,000 and 250,000 shares of the company's class A common stock to Mr. Subotnick, Mrs. Subotnick and Mr. Fernandez, respectively, at an exercise price of $3.5625, $3.5625 and $4.00 per share, respectively.

        INCENTIVE STOCK PLANS

        Big City Radio has adopted the 1997 Incentive Stock Plan, the 1998 Incentive Stock Plan and the 1999 Incentive Stock Plan pursuant to which Big City Radio and its subsidiaries' key employees, officers and directors (including independent directors and members of the compensation committee) who have substantial responsibility in the company's and its subsidiaries' direction, and others whom the compensation committee determines provide substantial and important services to Big City Radio may be granted
    (i) incentive stock options ("ISOs") and/or (ii) non-qualified stock options ("NQSOs" and together with ISOs, "Stock Options" and "Awards"). The company has granted the maximum number of shares that may be the subject of Awards under the 1997 Incentive Stock Plan and the 1998 Incentive Stock Plan. The aggregate number of shares of the class A common stock that may be the subject of Awards under the 1999 Incentive Stock Plan will be 2,500,000 upon approval by the stockholders of the amendment to the Incentive Stock Plan increasing the number of shares available for issuance under the plan. The maximum number of shares of class A common stock available with respect to Awards granted to any one grantee is 1,000,000.

        The exercise price of all ISOs granted under the Incentive Stock Plan is not less than the fair market value of the class A common stock on the date of grant (or 110% of such fair market value with respect to ISOs granted to persons who own stock possessing more than 10% of the voting rights of our capital stock) and the exercise price of all NQSOs is determined by the compensation committee. Stock Options vest and become exercisable over a period of years and have a term not to exceed ten years, as determined by the compensation committee.

        If a grantee's employment with us or a subsidiary is terminated because of the grantee's death, or the grantee's retirement on or after attaining age sixty-five or such age specified in accordance with an employment agreement, if any, with the grantor prior to the date when the Stock Option is by its terms exercisable, the Stock Option shall be immediately exercisable (and the restrictions thereof, if any, shall lapse) as of the date of the termination of the grantee's employment, subject to the other terms of the Incentive Stock Plans. Upon a "change in control" of the company (as defined in the Incentive Stock Plans) and at the sole discretion of the board of directors, each holder of a Stock Option shall have the right to exercise the Stock Option in full without regard to any waiting period, installment period or other limitation or restriction thereon. Upon a grantee's termination of employment from the company or a subsidiary on account of disability, the grantee or the legal representative of the grantee, shall have the right for a period of one year following the date of such termination to exercise an Award to the extent such award is exercisable and to the extent such Award has not yet expired. In the event the grantee's employment with the company or a subsidiary is terminated for any reason other than disability, death or retirement on or after attaining age sixty-five, the grantee may exercise an Award to the extent then vested within three months after his or her termination of employment.

        CHIEF EXECUTIVE OFFICER COMPENSATION

        Amounts earned during 1999 by Mr. Fernandez and Mr. Kakoyiannis, our Chief Executive Officers during 1999, are shown in the Summary Compensation Table. The base compensation of such Chief Executive Officers is set by the terms of the employment agreement entered into with such Chief Executive Officers. In addition, Big City Radio granted and the compensation committee approved stock options to purchase 250,000 shares of its class A common stock to Mr. Fernandez pursuant to his employment agreement with the company at an exercise price of $4.00 per share. The fair market price of the company's class A common stock on the grant date, November 1, 1999, was $3.5625 per share. Mr. Fernandez is also entitled to an annual incentive bonus as determined by the compensation committee Mr.Kakoyiannis was paid a sum of money pursuant to the separation agreement entered into with the company, a portion of which was deemed compensation. Mr. Kakoyiannis was not granted any stock options during 1999.

        COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162

        One of the factors the compensation committee considers in connection with compensation matters is the anticipated tax treatment to the company and to the company's executives of the compensation arrangements. The deductibility of certain types of compensation depends upon the timing of an executive's vesting in, or exercise of, previously granted rights. Moreover, interpretation of, and changes in, the tax laws and other factors beyond the compensation committee's control also affect the deductibility of compensation. Accordingly, the compensation committee will not necessarily limit executive compensation to that deductible under Section 162(m) of the Code. The compensation committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent consistent with its other compensation objectives.

    The foregoing report of the compensation committee shall not be deemed to be incorporated by reference into any filing of ours under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate such information by reference, and shall not otherwise be deemed filed under such Acts.

                                          Submitted by the Compensation
                                          Committee
                                          of Big City Radio's Board of Directors
                                          as of April 12, 2000

                                          Michael H. Boyer
                                          Leonard White

                               PERFORMANCE GRAPH

    The following graph sets forth our total stockholder return as compared to the Bloomberg R&R Index, an equity index designed to track performance in the radio industry, and the AMEX Composite Index, a capitalization-weighted index representing the aggregate value of the common shares or ADRs of all AMEX listed companies, REITS, master limited partnerships, and closed-end investment vehicles.

        COMPARISON OF CUMULATIVE TOTAL RETURN SINCE DECEMBER 1999 AMONG
                     BIG CITY RADIO, INC. & SELECT INDICES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 DOLLARS
           Big City Radio Inc.  Bloomberg R&R Index  AMEX Composite Index
19-Dec-97                  100                  100                   100
31-Dec-97                  116                  105                   104
31-Dec-98                   58                  131                   106
31-Dec-99                   68                  251                   136

    Assumes $100 investment on December 19, 1997 in Big City Radio, Inc., in the Bloomberg R&R Index, and in the AMEX Composite Index, and reinvestment of dividends paid.

                                             12/19/97   12/31/97   12/31/98   12/31/99
                                             --------   --------   --------   --------
Big City Radio, Inc........................    $100       $116       $ 58       $ 68
Bloomberg R & R Index......................    $100       $105       $131       $251
AMEX Composite Index.......................    $100       $104       $106       $136

                       PROPOSAL 1--ELECTION OF DIRECTORS

    The following table sets forth certain information with respect to the current members of our board of directors, including Mr. Michael H. Boyer and Mr. Leonard White, who have been nominated for re-election as class A directors at the annual meeting.

    The board of directors knows of no reason why any of its nominees will be unable to or will refuse to accept election. If any nominee becomes unable to or refuses to accept election, the board of directors will either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, proxies will be voted in favor of such nominee.

    The affirmative vote of the holders of a plurality of shares of class A common stock present in person or represented by proxy at the annual meeting and voting as a single class will be required to elect each of Messrs. Boyer and White as class A directors to Big City Radio's board of directors.

NAME, PRINCIPAL OCCUPATION FOR PAST                                      CLASS OF    DIRECTOR
FIVE YEARS AND CERTAIN DIRECTORSHIPS                            AGE      DIRECTORS    SINCE
------------------------------------                          --------   ---------   --------
Michael H. Boyer............................................     50       Class A      1998
Mr. Boyer was elected a Director of the Company as of
  January 1998. Mr. Boyer is currently Senior Vice
  President and Chief Financial Officer of Stanadyne
  Automotive Corp., a manufacturer of diesel fuel injection
  equipment and hydraulic valve lifters, where he has been
  employed since July 1978. Mr. Boyer is a member of the
  Audit and Compensation Committees.

Leonard White...............................................     60       Class A      1997
Mr. White has served as a Director of the Company since
  December 1997.
  Mr. White is President and Chief Executive Officer of
  Rigel Enterprises, a management and private investment
  firm, since July 1997. Mr. White served as President and
  Chief Executive Officer of Orion Pictures Corporation
  ("Orion"), a motion picture production and distribution
  company, from 1992 until 1997 and as President and Chief
  Executive Officer of Orion Home Entertainment Corporation
  from 1987 to 1992. Mr. White is also a Director of
  Metromedia International Group, Inc., an international
  telecommunications and media company ("MMG"), and
  Metromedia Fiber Network, Inc.
  Mr. White is a member of the Audit and Compensation
  Committees.

Charles M. Fernandez........................................     38       Class B      1999
Mr. Fernandez has served as President and Chief Executive
  Officer of the Company and a Director since November 1999.
  Mr. Fernandez served as Chairman of Hispanic Internet
  Holdings, Inc. from 1998 until its merger with Big City
  Radio, Inc. Mr. Fernandez served as Executive Vice
  President and Director of Heftel Broadcasting Corp. from
  1989 to 1996. Mr. Fernandez has also served as Chairman of the Board of Directors of Continucare Corp. since 1996, a
  managed care company, and is a member of the Board of
  Directors and Chairman of the Audit Committee of Ivax
  Corp., a pharmaceutical company.

NAME, PRINCIPAL OCCUPATION FOR PAST                                      CLASS OF    DIRECTOR
FIVE YEARS AND CERTAIN DIRECTORSHIPS                            AGE      DIRECTORS    SINCE
------------------------------------                          --------   ---------   --------
Silvia Kessel...............................................     49       Class B      1997
Ms. Kessel has served as a Director of the Company since
  December 1997 and has served as Executive Vice President
  of the Company since September 1997. Ms. Kessel has served as Executive Vice President of MFN since October 1997,
  Chief Financial Officer and Treasurer of MMG since 1995
  and Executive Vice President of MMG since 1996. In
  addition, Ms. Kessel served as Executive Vice President of
  Orion from January 1993 through July 1997, Senior Vice
  President of Metromedia Company since 1994 and President
  of Kluge & Company since January 1994. Prior to that time,
  Ms. Kessel served as Senior Vice President and a Director
  of Orion from June 1991 to November 1992 and Managing
  Director of Kluge & Company from April 1990 to January
  1994. Ms. Kessel is a member of the board of directors of
  MMG and MFN and is also a member of the board of directors of Liquid Audio Inc.

Anita Subotnick.............................................     56       Class B      1994
Ms. Subotnick founded the Company in 1994 and has been
  serving as a Director since our inception. Ms. Subotnick
  has been a private investor for over five years. Ms.
  Subotnick is married to Stuart Subotnick. Anita Subotnick
  and Stuart Subotnick are the parents of Bryan Subotnick.

Stuart Subotnick............................................     58       Class B      1994
Mr. Subotnick founded Big City Radio, Inc. in 1994 and has
  served as Chairman of the board of directors since our
  inception. Mr. Subotnick has spent approximately 30 years
  at Metromedia Company (and its predecessor) and together
  with long-time partner John W. Kluge, has overseen
  Metromedia Company's investments in numerous media,
  entertainment and communications businesses. Mr. Subotnick has served since 1996 as Vice Chairman, President and
  Chief Executive Officer of MMG. Mr. Subotnick has also
  served as Executive Vice President of Metromedia Company
  and its predecessor for over five years. Metromedia
  Company and its predecessor owned and operated radio
  stations, television stations, an outdoor advertising
  business, and cellular telephone and paging operations
  throughout the United States. Mr. Subotnick is also a
  director of Carnival Cruise Lines, Inc., a cruise line
  company, and MFN, a provider of high bandwidth, fiber
  optic transmission capacity. Mr. Subotnick is married to
  Anita Subotnick. Stuart and Anita Subotnick are the
  parents of Bryan Subotnick.

Arnold L. Wadler............................................     56       Class B      1997
Mr. Wadler has served as a Director and General Counsel of
  the Company since December 1997 and has served as
  Executive Vice President and Secretary of the Company
  since September 1997. Mr. Wadler has served as Director of
  MFN since July 1997, General Counsel of MFN since August
  1997, Executive Vice President and Secretary of MFN since
  October 1997, Executive Vice President, General Counsel
  and Secretary of MMG since August 29, 1996 and, from
  November 1, 1995 until that date, as Senior Vice
  President, General Counsel and Secretary of MMG. In
  addition, Mr. Wadler serves as a director of MMG and has
  served as a Director of Orion from 1991 until July 1997
  and has served as Senior Vice President, Secretary and
  General Counsel of Metromedia Company for over five years.

                                   PROPOSAL 2
                     AMENDMENT TO THE BIG CITY RADIO, INC.
                        1999 INCENTIVE STOCK OPTION PLAN

    On November 1, 1999 our board of directors voted to, among other things, amend our 1999 Incentive Stock Plan to increase the number of shares available for the grant of options under the plan from 400,000 to 2,500,000 and to increase the number of shares available for the grant of options under the plan to any one optionee from 100,000 to 1,000,000, subject to adjustment in the event of stock splits, stock dividends, recapitalizations and the like. Our board of directors is submitting this amendment to our 1999 Incentive Stock Plan to our stockholders for approval. If the stockholders approve this Proposal 2 to amend the 1999 Incentive Stock plan, the number of shares available for the grant of options under the plan will be 2,500,000 shares of class A common stock.

    If the stockholders do not approve Proposal 2, the total number of shares that may be issued pursuant to options granted under the plan will remain at 400,000 and the total number of shares that may be issued pursuant to options granted under the plan to any one optionee will remain at 100,000, subject to adjustment in the event of stock splits, stock dividends, recapitalizations and the like.

    Options constitute a significant portion of the overall compensation of our employees, including our executive officers. Options issued under our 1999 Incentive Stock Plan also represent a form of compensation that we pay to our non-employee directors. The board of directors believes that we will derive substantial benefits from increasing the number of options that we can issue under our 1999 Incentive Stock Plan. The board of directors believes that the proposed amendment, by allowing us to issue additional options under our 1999 Incentive Stock Plan, will enable us to further align the interests of our current directors, executive officers and other employees with the interests of the stockholders. Our board also believes that the proposed amendment will assist us in attracting and retaining key executives by enabling us to offer competitive compensation packages.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO AMEND THE BIG CITY RADIO, INC. 1999 INCENTIVE STOCK PLAN TO INCREASE THE TOTAL NUMBER OF SHARES THAT MAY BE ISSUED PURSUANT TO OPTIONS GRANTED UNDER THE PLAN FROM 400,000 TO 2,500,000 AND TO INCREASE THE TOTAL NUMBER OF SHARES THAT MAY BE ISSUED PURSUANT TO OPTIONS GRANTED UNDER THE PLAN TO ANY OPTIONEE FROM 100,000 TO 1,000,000.

    BACKGROUND

    Our 1999 Incentive Stock Plan was adopted by the board of directors and approved by the stockholders on May 20, 1999. From January 1, 1999 through October 31, 1999, we granted options to purchase an aggregate of 177,500 shares of class A common stock under its 1999 Incentive Stock Plan and at November 1, 1999 we had only 222,500 shares of common stock available for the grant of options under its 1999 Incentive Stock Plan. After examining our overall employee compensation, the board of directors concluded that it was in our best interests to make additional shares of common stock available for the grant of options under the plan. Accordingly, the board approved an amendment to our 1999 Incentive Stock Plan to increase the total number of shares of common stock that may be issued pursuant to options granted under the plan to 2,500,000 and to increase the aggregate number of shares of class A common stock that may be issued to any one optionee under the plan to 1,000,000. Our board of directors now seeks stockholder approval of this amendment.

    TYPES OF AWARDS

    The types of awards that may be granted pursuant to the 1999 Stock Option Plan include (i) incentive stock options ("ISOs") and (ii) non-qualified stock options ("NQSOs" and together with ISOs, "Stock Options" and "Awards"). ISOs are intended to be treated as incentive stock options within the meaning of

Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). NQSOs are, in general, options which do not have the special income tax advantages associated with ISOs.

    Stock Option grants consist of the maximum number of ISOs that may be granted to a particular grantee under applicable law with the balance, if any, of the Stock Options being NQSOs.

ADMINISTRATION OF THE PLAN

    The 1999 Stock Option Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee is made up of Independent Directors. Members of the Compensation Committee will be eligible to receive certain Awards (other than ISO's) under the 1999 Stock Option Plan. For purposes hereof, "Independent Directors" shall mean any member of the Board of Directors who during his entire term as a Director was not employed by the company and its subsidiaries, within the meaning of Section 424(f) of the Code, and who also satisfies the criteria for "outside director" under Section 162(m) of the Code.

    Subject to the terms and conditions of the 1999 Stock Option Plan and the formula awards for Independent Directors, the Compensation Committee is authorized to grant Awards, to determine which employees, officers, directors or other individuals may be granted Awards, to determine the type and number of Awards to be granted, to determine the term of such Awards, to determine the exercise price of any Award, to determine the terms of any agreement pursuant to which Awards are granted, to interpret and construe the 1999 Stock Option Plan, and to determine any other matters delegated to it under the 1999 Stock Option Plan or necessary for the proper administration of the 1999 Stock Option Plan.

SHARES OF CLASS A COMMON STOCK SUBJECT TO THE 1999 STOCK OPTION PLAN

    Subject to certain adjustments set forth in the 1999 Stock Option Plan, the aggregate number of shares of the class A common stock that will be the subject of Awards under the 1999 Stock Option Plan will be 2,500,000. The maximum number of shares of class A common stock available with respect to Awards granted to any one grantee shall not exceed, in the aggregate, 1,000,000 shares. Shares of class A common stock subject to Awards granted under the 1999 Stock Option Plan may either be authorized but unissued shares of class A common stock not reserved for any other purpose or shares of class A common stock held in or acquired for the treasury of the company.

    Shares of class A common stock subject to an Award which terminates unexercised may again be subject to an Award under the 1999 Stock Option Plan. In addition, shares of class A common stock surrendered to the company in payment of the exercise price or applicable taxes upon exercise of an Award may also be used thereafter for additional Awards.

ELIGIBILITY

    Any key employee, officer and director, including a director who is not an employee and a director who serves on the Compensation Committee, of the company and its subsidiaries who has substantial responsibility in the direction of the company and its subsidiaries and anyone else whom the Compensation Committee determines provides substantial and important services to the company is eligible to receive Awards.

    Independent Directors who first serve on the Board of Directors, subsequent to the date the 1999 Stock Option Plan was adopted, shall be entitled to receive Awards under the 1999 Stock Option Plan with respect to 2,500 shares of class A common stock, each having an exercise price equal to the fair market value of a share of class A common stock on the date of grant. Independent Directors shall be entitled to receive, annually on the date of each annual stockholders' meeting, Awards with respect to 2,500 shares of class A common stock (subject to an aggregate maximum of 25,000 shares of class A common stock), each having an exercise price equal to the fair market value of a share on the date of grant. Awards to

Independent Directors under the 1997 Incentive Stock Plan, the 1998 Incentive Stock Plan and the 1999 Stock Option Plan will, however, be aggregated. Accordingly, Independent Directors shall not be entitled to receive annual and aggregate Awards under the 1997 Incentive Stock Plan, the 1998 Incentive Stock Plan and/or the 1999 Stock Option Plan with respect to more than 2,500 and 25,000 shares of class A common stock, respectively. These Stock Options will be immediately exercisable on the date of grant.

TERMS AND CONDITIONS OF STOCK OPTIONS

    The exercise price of all ISOs granted under the 1999 Stock Option Plan must be at least the fair market value of the class A common stock on the date of grant. The exercise price of all NQSOs granted under the 1999 Stock Option Plan is determined by the Compensation Committee. The term of each Stock Option granted under the 1999 Stock Option Plan is determined by the Compensation Committee but will in no event be greater than ten years from the date of grant.

    With respect to ISOs granted to a grantee who owns stock possessing more than 10% of the voting rights of the company's outstanding capital stock on the date of grant, the exercise price of the ISO must be equal to 110% of the fair market value of the class A common stock subject to the ISO on the date of grant and the ISO may not be exercisable more than five years after the date of grant.

    Stock Options vest and become exercisable over a period of years as determined by the Compensation Committee.

    Upon the exercise of a Stock Option, the grantee must pay the exercise price in cash. Notwithstanding the foregoing, at the discretion of the Compensation Committee, the exercise price may be paid with shares of class A common stock already owned by, and in possession of, the grantee or with a combination of cash or shares of class A common stock.

    The aggregate fair market value of the class A common stock (determined on the date of grant) for which ISOs granted under the 1999 Stock Option Plan and any other plan of the company or a subsidiary may be exercisable for the first time by any grantee during any calendar year cannot exceed $100,000 or such other amount as may be prescribed under the Code or applicable regulations and rulings from time to time. To the extent that the aggregate fair market value exceeds $100,000, such Stock Options will be treated as NQSOs.

ACCELERATION OF VESTING AND EXERCISABILITY

    If a grantee's employment with us is terminated because of the grantee's death, or the grantee's retirement on or after attaining age sixty-five or the age specified in any employment agreement with the grantee prior to the date the Stock Option is by its terms exercisable, the Stock Option shall be immediately exercisable (and the restrictions thereof, if any, shall lapse) as of the date of the termination of the grantee's employment, subject to the other terms of the 1999 Stock Option Plan.

    The Board of Directors shall have discretion to determine, at the time of grant, whether, in the event of a change in control, as such term is defined in the 1999 Stock Option Plan, a grantee with an outstanding Stock Option will have the right at any time thereafter to exercise the Stock Option in full notwithstanding any waiting period, installment period, or other limitation or restriction in any agreement or in the 1999 Stock Option Plan. In the event that the Board of Directors in its discretion, elects not to provide in the grant to a grantee for accelerated vesting in the event of a change of control, the Board of Directors may nevertheless, in its sole discretion, determine that upon a change in control each grantee with an outstanding Stock Option shall have the right at any time thereafter to exercise the Stock Option in full notwithstanding any waiting period, installment period or other limitation, or restriction in any agreement or in the 1999 Stock Option Plan. In general, under the 1999 Stock Option Plan, a "change in control" of the company shall be deemed to have occurred as of the first day any one or more of the following four conditions have been satisfied: (i) any event whereby a Person (as defined below) (other than (a) the company or an affiliate, as defined in the Securities Exchange Act of 1934 (the "Exchange Act") of the company, or (b) any employee benefit plan or trust sponsored or maintained by the company or an affiliate, as defined in the Exchange Act) (x) acquires 50% or more of the company's outstanding voting securities or (y) acquires (in one transaction or in a series of related transactions) a subsidiary, business unit, segment or division of the company as defined by the Compensation Committee (provided, however, that in such event a change in control shall be deemed to occur only with respect to employees of such subsidiary, business unit, segment or division and who cease to be employees of the company or any "affiliate" of the company); (ii) a change in the composition of the Board of Directors such that at any time a majority of the Board of Directors shall not have been members of the Board of Directors for twenty-four months; provided, however, that Directors who were appointed or nominated for election by at least two-thirds of the Directors who were Directors at the beginning of such twenty-four month period (or deemed to be such Directors under this clause (ii)) shall be deemed to be Directors at the beginning of such twenty-four month period for the purposes of this clause (ii); (iii) the stockholders of the company approve any plan or proposal for the liquidation or dissolution of the company; or (iv) any consolidation or merger of the company, other than a merger or consolidation of the company in which the voting securities of the company outstanding immediately prior thereto continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the voting securities of the company or such surviving entity outstanding immediately after such merger or consolidation. "Person" shall have the same meaning as ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Section 13(d) thereof.

ADJUSTMENT PROVISIONS

    The total number and character of shares of class A common stock subject to Awards and the number and character of shares of class A common stock subject to outstanding Awards and/or the exercise price of such shares will be appropriately adjusted by the Compensation Committee if the shares of class A common stock are changed into or exchanged for a different number or kind of shares of stock or other securities of the company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split, reverse split, combination of shares, or otherwise). The Compensation Committee may also make appropriate adjustments in the event of a merger, consolidation or other transaction or event having a similar effect.

FEDERAL INCOME TAX CONSEQUENCES

INCENTIVE STOCK OPTIONS

    Under the Code and Treasury regulations and administrative pronouncements thereunder, a grantee will not realize taxable income by reason of either the grant or the exercise of an ISO, and the company will not receive an income tax deduction at either such time. However, any appreciation in share value following the date of grant will be taken into consideration at the time of exercise in determining liability for the alternative minimum tax. If a grantee exercises an ISO and delivers shares of class A common stock as payment for part or all of the exercise price of the class A common stock received upon exercise of the ISO ("Payment Stock"), no gain or loss will be recognized with respect to the Payment Stock delivered and no tax will be payable with respect to the Payment Stock or the class A common stock received upon exercise of the ISO. The holding period of such class A common stock received will include the holding period of the Payment Stock. To the extent the number of shares received exceeds the number of shares tendered, the grantee's basis in the additional shares of class A common stock received upon exercise of the ISO is zero and these shares have a holding period that commences on the date of exercise of the ISO. However, if the Payment Stock was acquired pursuant to the exercise of an ISO and the required holding period in order to obtain favorable tax treatment with respect to such class A common stock is not met as of the date such class A common stock is delivered, the grantee will be treated as having sold the Payment Stock in a disqualifying disposition and will be subject to the rules described below for disqualifying dispositions. The grantee's basis in the class A common stock that he or she receives upon exercise of the ISO in exchange for the Payment Stock is the same as his or her basis in the Payment Stock increased by any amount included in gross income as ordinary income due to any disqualifying disposition and any cash paid on the exercise. The holding period of such class A common stock commences on the date of exercise of the ISO.

    If a grantee exercises an ISO and does not dispose of the shares of class A common stock within two years from the date of grant and one year from the date of exercise, the entire gain, if any, realized upon disposition will be taxable to the grantee as long term capital gain, and the company will not be entitled to any deduction. If, however, a grantee disposes of shares of class A common stock prior to the expiration of the holding periods described in the previous sentence (a so-called "disqualifying disposition"), the grantee will generally realize ordinary income in, and tax withholding may be required upon, an amount equal to the difference between the exercise price and the fair market value of such shares of class A common stock on the date of exercise. The company will be entitled to a deduction equal to the amount recognized as ordinary income by the grantee. Any additional appreciation will be treated as a capital gain (long term or short term depending on how long the grantee held the shares of class A common stock prior to disposition) and the company will not be entitled to any further deductions for federal income tax purposes. If the amount realized by the grantee is less than the fair market value of the shares of class A common stock upon exercise, then the amount of ordinary income and the corresponding company deduction is equal to the excess of the amount realized over the exercise price.

NON-QUALIFIED STOCK OPTIONS

    As to the NQSOs, there will be no federal income tax consequences to either the grantee or the company on the grant of the option because the NQSO does not have a "readily ascertainable fair market value" as required by Section 83 of the Code. Additionally, if a grantee exercises a NQSO and delivers shares of class A common stock as payment for part or all of the exercise price of the class A common stock purchased, no gain or loss will be recognized with respect to the class A common stock delivered. To the extent a grantee receives more shares of class A common stock pursuant to the exercise of the option than shares of class A common stock delivered, the fair market value of this excess, less any cash paid by the grantee, will be taxed as ordinary income and will be subject to applicable tax withholding.

    On the exercise of an NQSO, the grantee (except as described below) recognizes taxable ordinary income equal to the difference between the exercise price of the NQSO and the fair market value of such shares of class A common stock on the date of exercise. The company will be entitled to a tax deduction in an amount equal to the grantee's taxable ordinary income if it provides the grantee with a timely Form W-2 or Form 1099, as appropriate.

    Upon disposition of the class A common stock by the grantee, he or she will recognize long term or short term capital gain or loss, as the case may be, equal to the difference between the amount realized on such disposition and his or her basis for the class A common stock, which will include the amount previously recognized by him or her as ordinary income. The holding period for capital gains purposes will commence on the day the optionee acquires the shares of class A common stock pursuant to the NQSO. None of the appreciation on NQSO is subject to the alternative minimum tax.

SECTION 280G

    Under Section 280G of the Code, amounts payable to officers and highly compensated individuals that are contingent upon a change in the ownership or effective control of a corporation or of a substantial portion of its assets may be subject to a 20% excise tax and may not be deductible by the corporate payor if they exceed a "basic amount" allocated to such payment (so-called "excess parachute payments"). The acceleration of the right to exercise otherwise non-vested NQSOs, when considered in connection with other payments to officers and highly compensated individuals of the company, may give rise to excess parachute payments. In that event, the affected grantee will be subject to a 20% excise tax, and the company will lose its deduction.

SECTION 162(M)

    Under Section 162(m) of the Code, the income tax deduction of publicly-traded companies may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid in 1994 and thereafter) for certain executive officers exceeds $1,000,000 (less the amount of any "excess parachute payments" as defined in Section 280G of the Code) in any one year. However, under Section 162(m) of the Code, the deduction limit does not apply to certain "performance-based" compensation established by an independent compensation committee which is adequately disclosed to, and approved by, stockholders. In particular, Awards will satisfy the performance-based exception if the Awards are made by a qualifying compensation committee, the specified period and the compensation is based solely on an increase in the stock price after the date of grant (i.e., the option exercise price is equal to or greater than the fair market value of the stock subject to the Award on the grant date). The company intends to consider fully the implications of Section 162(m) of the Code on the deductibility of compensation in making awards under the 1999 Stock Option Plan.

    The foregoing federal income tax information is a summary only and does not purport to be a complete statement of the relevant provisions of the Code.

AMENDMENT AND TERMINATION OF THE 1999 STOCK OPTION PLAN

    Unless terminated earlier by action of the board of directors, the 1999 Stock Option Plan will terminate on the tenth anniversary of its adoption and no additional grants under the 1999 Stock Option Plan will be made after that date.

    Except as provided below, the Board of Directors may amend or terminate the 1999 Stock Option Plan at any time. The 1999 Stock Option Plan may not however be amended without the approval of the holders of a majority of the outstanding voting stock of the company (i) to decrease the minimum exercise price for ISOs;
(ii) to extend the term of the 1999 Stock Option Plan beyond ten years,
(iii) to extend the maximum terms of the Awards granted beyond ten years,
(iv) to withdraw the administration of the 1999 Stock Option Plan from the Compensation Committee, (v) to change the class of eligible employees, officers, directors and other grantees, (vi) to increase the aggregate number of shares of class A common stock which may be issued under the 1999 Stock Option Plan, and
(vii) to otherwise require stockholder approval to comply with Rule 16b-3 under the Exchange Act or any other applicable law, regulation, or listing requirement or to qualify for an exemption or characterization that is deemed desirable by the Board of Directors. Furthermore, no amendment or termination of the 1999 Stock Option Plan shall, without the written consent of the grantee, alter the terms of Awards already granted and such Stock Options shall remain in full force and effect as if the 1999 Stock Option Plan had not been terminated.

MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS

    The Compensation Committee may, within the limitations of the 1999 Stock Option Plan, modify, extend or renew outstanding Awards granted under the 1999 Stock Option Plan, or accept the surrender of outstanding Awards and authorize the granting of new Awards in substitution therefor. No modification may, without the consent of the grantee, alter or impair any rights or obligations under any Award theretofore granted to the grantee nor shall any modification adversely affect the status of an ISO under Section 422 of the Code.

TRANSFERABILITY OF AWARDS AND OTHER PROVISIONS

    The rights of a grantee with respect to the Awards granted pursuant to the 1999 Stock Option Plan are not transferable other than by will or the laws of descent and distribution and are exercisable, during the lifetime of the grantee, only by the grantee or by the guardian or legal representative of the grantee acting in a fiduciary capacity on behalf of the grantee under state law or court supervision. An Award is not subject, in whole or in part, to attachment, execution or levy of any kind.

RIGHTS UPON TERMINATION OF EMPLOYMENT

    If the grantee dies while an employee or when no longer an employee but while he or she still has the right to exercise an Award, the grantee's estate shall have the right for a period of one year following the date of death to exercise the Award to the extent such Award is exercisable and to the extent such Award has not yet expired.

    Upon a grantee's retirement from the company or a subsidiary on or after attaining age sixty-five or the age specified in an employment agreement the grantee shall have the right for a period of three months following the date of retirement to exercise an Award to the extent such Award is exercisable and to the extent such Award has not yet expired.

    Upon a grantee's termination of employment from the company or a subsidiary on account of disability, the grantee or the legal representative of the grantee, shall have the right for a period of one year following the date of such termination to exercise an Award to the extent such award is exercisable and to the extent such Award has not yet expired.

    In the event the grantee's employment with the company or a subsidiary is terminated for any reason other than disability, death or retirement, the grantee may exercise an Award within three months after his or her termination of employment.

RIGHTS AS STOCKHOLDER

    No grantee of any Stock Option has any rights as a stockholder with respect to any shares of class A common stock subject to his or her Stock Option prior to the date on which he or she is recorded as the holder of such shares of class A common stock on the records of the company.

NO RIGHT TO CONTINUED EMPLOYMENT

    The 1999 Stock Option Plan is not a contract of employment, and the terms of employment of any grantee shall not be affected in any way by the 1999 Stock Option Plan or related instruments except as specifically provided therein. The establishment of the 1999 Stock Option Plan shall not be construed as conferring any legal rights upon any grantee for a continuation of employment, nor shall it interfere with the right of the company or any subsidiary to discharge any grantee and to treat him or her without regard to the effect which such treatment might have upon him or her as a grantee.

    The 2,500,000 shares of class A common stock which would be available under the 1999 Stock Option Plan represent approximately 28.7% of the shares of class A common stock outstanding on the record date.

              OPTIONS GRANTED UNDER OUR 1999 INCENTIVE STOCK PLAN

    The following table sets forth options that have been granted to the following persons or groups under our 1999 Incentive Stock Plan as of March 31, 2000: (a) each of our Named Executive Officers, (b) the current executive officers, as a group, (c) the current directors who are not executive officers, as a group, and (d) the employees who are not executive officers, as a group. Because the grant of options under our 1998 Incentive Stock Plan is discretionary, we are unable to determine the dollar value and number of options that it will grant as a result of the proposed amendment.

                                                              NUMBER OF
                                                              SECURITIES
                                                              UNDERLYING
                                                               OPTIONS
NAME AND POSITION                                              GRANTED
-----------------                                             ----------
Charles M. Fernandez........................................   250,000
Chairman of the Board of Directors and Chief Executive
  Officer

Michael Kakoyiannis.........................................         0
Former Chairman of the Board of Directors and Chief
  Executive Officer

Paul R. Thomson.............................................   105,000
Vice President and Chief Financial Officer

Bryan Subotnick.............................................   105,000
Executive Vice President--Corporate Development

Alan D. Kirschner...........................................   105,000
Vice President--Engineering

Current executive officers, as a group......................   665,000

Current directors who are not executive officers, as a
  group.....................................................   275,000

All employees who are not executive officers, as a group....   167,500

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO AMEND THE BIG CITY RADIO, INC. 1999 INCENTIVE STOCK PLAN TO INCREASE THE TOTAL NUMBER OF SHARES THAT MAY BE ISSUED PURSUANT TO OPTIONS GRANTED UNDER THE PLAN FROM 400,000 TO 2,500,000 AND TO INCREASE THE TOTAL NUMBER OF SHARES THAT MAY BE ISSUED PURSUANT TO OPTIONS GRANTED UNDER THE PLAN TO ANY OPTIONEE FROM 100,000 TO 1,000,000.

                          PROPOSAL 3--RATIFICATION OF
                    THE APPOINTMENT OF INDEPENDENT AUDITORS

    Our board of directors has appointed the firm of KPMG LLP, independent auditors, to audit our and our subsidiaries' financial statements for the year ending December 31, 2000, subject to ratification by the stockholders holding class A common stock and class B common stock, voting as a single class. As
Mr. Stuart Subotnick and Mrs. Anita Subotnick, the holders of all outstanding shares of class B common stock, have indicated that they intend to vote in favor of the retention of KPMG LLP at the annual meeting, such ratification is therefore assured.

    A partner of KPMG LLP is expected to be present at the annual meeting and to be provided with an opportunity to make a statement if such partner desires to do so and to be available to respond to appropriate questions from stockholders.

    If the stockholders do not ratify the appointment KPMG LLP as Big City Radio's independent auditors for the forthcoming fiscal year, such appointment will be reconsidered by the Audit Committee and the board of directors.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT AUDITORS OF BIG CITY RADIO'S FINANCIAL STATEMENTS FOR THE YEAR ENDING DECEMBER 31, 2000.

                   ANNUAL REPORT; INCORPORATION BY REFERENCE

    Our annual report for the fiscal year ended December 31, 1999 (which contains our audited financial statements) is being mailed to stockholders together with this proxy statement. To the extent this proxy statement has been or will be specifically incorporated by reference into any filing by us under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of the proxy statement entitled "Compensation Committee Report on Compensation" and "Performance Graph" shall not be deemed to be so incorporated unless specifically otherwise provided in any such filing.

    Upon the oral or written request of any stockholder of record on the record date, a copy of our annual report on Form 10-K for the fiscal year ended December 31, 1999 (excluding exhibits), as filed with the Securities and Exchange Commission, will be supplied without charge. Requests should be directed to Big City Radio, Inc., c/o Metromedia Company, One Meadowlands Plaza, East Rutherford, New Jersey 07073-2137, Attention: Arnold L. Wadler, Secretary, telephone number: (201) 531-8000.

                 STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

    Any stockholder who wishes to present a proposal at the 2001 annual meeting of stockholders, and who wishes to have such proposal included in our proxy statement for that meeting, must deliver a copy of such proposal to Big City Radio, Inc., c/o Metromedia Company at One Meadowlands Plaza, East Rutherford, New Jersey 07073, Attention: Corporate Secretary, no later than December 10, 2000; provided, however, that if the 2001 annual meeting of stockholders is held on a date more than 30 days before or after the corresponding date of the 2000 annual meeting of stockholders, any stockholder who wishes to have a proposal included in our proxy statement for that meeting must deliver a copy of the proposal to us at a reasonable time before the proxy solicitation is made. We reserve the right to decline to include in our proxy statement any stockholder's proposal which does not comply with the rules of the Securities and Exchange Commission for inclusion therein.

                                 OTHER BUSINESS

    The board of directors does not intend to bring any other business before the meeting and it is not aware that anyone else intends to do so. If any other business comes before the meeting, it is the intention of the persons named in the form of proxy, attached as an appendix, to vote as proxies in accordance with their best judgment.

    PLEASE EXERCISE YOUR RIGHT TO VOTE BY PROMPTLY COMPLETING, SIGNING AND RETURNING THE ENCLOSED PROXY FORM. You may later revoke the proxy and, if you are able to attend the meeting, you may vote your shares in person.

                                          By Order of the Board of Directors,
                                          /s/ Arnold L. Wadler

                                          Arnold L. Wadler
                                          Executive Vice President,
                                          General Counsel and Secretary

April 28, 2000

                                                                         ANNEX A

                 BIG CITY RADIO INC. 1999 INCENTIVE STOCK PLAN

    1. PURPOSE. The purposes of the Big City Radio, Inc. Incentive Stock Plan are, in general, to give the Company a significant advantage in retaining key employees, officers and directors, and to provide an incentive to selected key employees, officers and directors of the Company and its subsidiaries, within the meaning of Code Section 424(f), who have substantial responsibility in the direction of the Company and its subsidiaries, and others whom the Committee determines provide substantial and important services to the Company, to acquire a proprietary interest in the Company, to continue as employees, officers and directors or in their other capacities, and to increase their efforts on behalf of the Company.

    2. DEFINITIONS. Unless the context clearly indicates to the contrary, the following terms, when used in the Plan, shall have the meanings set forth in this Section 2.

    "Act" shall mean the Securities Act of 1933, as amended from time to time.

    "Award" means any Option.

    "Board" means the Board of Directors of the Company.

    "Change in Control" means an event that shall be deemed to have occurred as of the first day any one or more of the following have been satisfied:

        (a) any event whereby a Person (other than (i) the Company or an affiliate, as defined in the Exchange Act, or (ii) any employee benefit plan or trust sponsored or maintained by the Company or an affiliate, as defined in the Exchange Act) (x) acquires 50% or more of the Company's outstanding voting securities, or (y) acquires (in one transaction or in a series of related transactions) a subsidiary, business unit, segment or division of the Company as defined by the Committee (provided, however, that in such event a Change in Control shall be deemed to occur only with respect to employees of such subsidiary, business unit, segment or division and who cease to be employees of the Company or of any "affiliate" of the Company). For purposes of this subsection an "affiliate" shall mean any member of the same controlled group (as defined in Code Sections 414(b)-(o) inclusive) with the Company. "Person" shall have the same meaning as ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Section 13(d) thereof;

        (b) a change in the composition of the Board such that at any time a majority of the Board shall not have been members of the Board for twenty-four (24) months; provided, however, that directors who were appointed or nominated for election by at least two-thirds of the directors who were directors at the beginning of such twenty-four (24) month period (or deemed to be such directors under this subparagraph) shall be deemed to be directors at the beginning of such twenty-four (24) month period for the purposes of this subparagraph;

        (c) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or

        (d) any consolidation or merger of the Company, other than a merger or consolidation of the Company in which the voting securities of the Company outstanding immediately prior thereto continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the voting securities of the Company, or such surviving entity, outstanding immediately after such merger or consolidation.

    "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

    "Committee" shall mean the Committee described in Section 11 of the Plan.

    "Common Stock" shall mean $.01 par value Class A common stock of the Company.

    "Company" shall mean Big City Radio, Inc. or any successor company thereto.

    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

    "Fair Market Value" shall mean the closing price of publicly traded Common Stock on the national securities exchange on which the Common Stock is listed (if the Common Stock is so listed) or on the NASDAQ National Market System (if the Common Stock is regularly quoted on the NASDAQ National Market System), or, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded Common Stock in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code.

    "Grantee" shall mean any key employee, officer or director of the Company or a subsidiary of the Company, within the meaning of Code Section 424(f), as determined by the Committee who has substantial responsibility in the direction of the Company and its subsidiaries, and anyone else whom the Committee determines provides substantial and important services to the Company who is granted an Award under the Plan.

    "Incentive Stock Option" or "ISO" shall mean any stock option as defined in Code Section 422.

    "Independent Director" shall mean any member of the Board who during his entire term as a director was not employed by the Company and its subsidiaries within the meaning of Code Section 424(f), and who also satisfies the criteria for "outside director" under Code Section 162(m).

    "Non-Qualified Stock Option" or "NQSO" shall mean an option other than an Incentive Stock Option.

    "Option" shall mean ISOs and NQSOs, collectively.

    "Plan" shall mean the Big City Radio, Inc. 1999 Incentive Stock Plan.

    "Reporting Person" shall mean any person subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to equity securities of the Company.

    "Rule 16b-3" means Rule 16b-3 of the Exchange Act, or any successor thereto, that excepts transactions under employee benefit plans, as in effect from time to time.

    3. TYPES OF AWARDS. The Plan provides for Incentive Stock Options and Non-Qualified Stock Options. Except as provided herein, a particular form of Award may be granted either alone or in addition to other grants hereunder. The provisions of the particular forms of grants need not be the same with respect to each recipient.

    ISOs may be awarded to employees of the Company and its subsidiaries, within the meaning of Code Section 424(f), including employees who are officers and directors, but shall not be issued to directors or others who are not employees.

    NQSOs may be awarded to employees and directors, including directors who are not employees of the Company and its subsidiaries, within the meaning of Code
Section 424(f), and including members of the Committee and anyone whom the Committee administering the Plan pursuant to Section 11 determines provides substantial and important services to the Company. Options will consist of the maximum number of ISOs that may be issued to a Grantee under applicable law, with the balance (if any) of the Options being NQSO's.

    4.  TERM OF PLAN.

    (a) Effective Date. This Plan shall become effective as of the date of adoption thereof by the Board; provided, however, that the Plan shall be submitted for approval by the stockholders of the Company no earlier than twelve (12) months prior to, and no later than twelve (12) months after, the date of adoption of the Plan by the Board.

    (b) Termination Date.  This Plan shall terminate on the earliest of:

        (i) the tenth anniversary of the effective date as determined under this
    Section 4;

        (ii) the date when all shares of the Common Stock reserved for issuance under the Plan, shall have been acquired through exercise of any Awards granted under the Plan; or

        (iii) such earlier date as the Board may determine.

    Any Award outstanding under the Plan at the time of its termination shall remain in effect in accordance with its terms and conditions and those of the Plan.

    5.  THE STOCK.

    Subject to adjustment as provided in Section 9, the aggregate number of shares of Common Stock which may be issued under the Plan shall be 2,500,000 shares; provided, however, that the maximum number of shares of Common Stock available with respect to the Awards granted by the Committee to any one Grantee under the Plan, in the aggregate, shall not exceed 1,000,000. Such number of shares of Common Stock may be set aside out of the authorized but unissued shares of Common Stock not reserved for any other purpose or out of shares of Common Stock held in or acquired for the treasury of the Company. The Company, during the term of the Plan, will at all times reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan. All or any shares of Common Stock subjected under this Plan to an Award which, for any reason, terminates unexercised as to such shares, may again be subjected to an Award under the Plan. In addition to the foregoing, shares surrendered to the Company by, or on behalf of, a Grantee in payment of the exercise price or applicable taxes upon exercise may also be used thereafter for additional Awards.

    6.  STOCK OPTIONS.

    (a) GRANTS. Options may be granted by the Committee at any time and from time to time prior to the termination of the Plan. Each Option granted under the Plan shall be evidenced by an agreement in a form approved by the Committee. The terms and conditions of such Option agreement need not be identical with respect to each Grantee, but each Option agreement will evidence on its face whether it is an ISO, a NQSO, or both. For purposes of this Section, an Option shall be deemed granted on the date the Committee selects an individual to be a Grantee, determines the number of shares to be issued pursuant to such Option and specifies the terms and conditions of the Option. Except as hereinafter provided, Options granted pursuant to the Plan shall be subject to the following terms and conditions set forth in this Section 6.

    Independent Directors who serve on the Board on the date this Plan is adopted shall be entitled to receive Awards under the Plan with respect to shares of Common Stock, each having an exercise price equal to the Fair Market Value of a share on the date of grant. Any other Independent Director who first serves on the Board subsequent to the date the Plan was adopted shall be entitled to receive Awards under the Plan, upon his initial election to the Board, with respect to 2,500 shares of Common Stock, each having an exercise price equal to the Fair Market Value of a share on the date of grant. Independent Directors shall be entitled to receive annually on the date of each annual stockholder's meeting, Awards with respect to 2,500 shares of Common Stock (subject to an overall 25,000 shares of Common Stock limit), each having an exercise price equal to the Fair Market Value of a share on the date of grant. All Options awarded to Independent Directors shall be immediately exercisable. Notwithstanding the above, if any of the Independent Directors are eligible to receive Awards under the Big City Radio, Inc. 1997 Incentive Stock Plan or the Big City Radio, Inc. 1998 Incentive Stock Plans (the "Prior Plans") or any subsequent or future incentive stock plan maintained by the Company (collectively, the "Prior and Future Plans"), then such Independent Directors shall be eligible to receive Awards under this Plan only to the extent that:
(i) the
aggregate number of shares of Common Stock which can be issued under the Prior Plans has been attained; and (ii) the Awards under this Plan would not in the aggregate with Awards under the Prior and Future Plans, either at the time of the Award or at any time thereafter, exceed 2,500 shares of Common Stock per annum or an overall total of 25,000 shares of Common Stock.

    (b) PRICE AND EXERCISE. The purchase price of the shares of Common Stock upon exercise of an ISO shall be no less than the Fair Market Value of the shares of Common Stock at the time of grant of an ISO; provided, however, if an ISO is granted to a person owning either directly (or through application of the attribution rules under Code Section 318) shares of Common Stock of the Company possessing more than 10% of the total combined voting power of all classes of shares of Common Stock of the Company as defined in Code Section 422 ("10% Stockholder"), the purchase price shall be equal to 110% of the Fair Market Value of the shares of Common Stock. The purchase price of the shares of Common Stock upon exercise of a NQSO may be any price set by the Committee.

    The purchase price shall be paid in United States dollars in cash or by certified or cashier's check payable to the order of the Company at the time of purchase. At the discretion of the Committee the purchase price may be paid with: (i) shares of Common Stock already owned by, and in the possession of, the Grantee; or (ii) any combination of United States dollars or shares of Common Stock of the Company. Any required withholding tax shall be paid by the Grantee in full, in accordance with the provisions of Section 12. Shares of Common Stock of the Company used to satisfy the purchase price of an Option shall be valued at their Fair Market Value. The purchase price shall be subject to adjustment, but only as provided in Section 9 hereof.

    Any vested Option may be exercised in full at one time by giving written notice to the Company, which notice shall be signed and dated by the Grantee and shall state the number of shares of Common Stock with respect to which the Option is being exercised. The notice of the exercise of any Option shall be accompanied by payment in full of the purchase price. If required by the Company, such notice of exercise of an Option shall be accompanied by the
Grantee's written representation in accordance with Section 21.   Upon such
demand, delivery of such representation prior to the delivery of any Common Stock issued upon exercise of an Option shall be a condition precedent to the right of the Grantee or such other person to purchase any shares of Common Stock.

    (c) VESTING. Options shall vest in accordance with the schedule established for each Grantee; provided, however, that all Options awarded to a Grantee shall vest immediately upon said Grantee's death or retirement as defined herein. The Committee may accelerate the vesting schedule of any Award other than in the event of a Change in Control.

    (d) ADDITIONAL RESTRICTIONS ON EXERCISE OF AN ISO. The aggregate Fair Market Value of Common Stock (determined at the time an ISO is granted) for which an ISO is exercisable for the first time by a Grantee during any calendar year (under all plans of the Company and its subsidiaries or parent) shall not exceed $100,000 or such other amount as may be prescribed under the Code or applicable regulations and rulings from time to time. To the extent that the aggregate Fair Market Value of Common Stock (determined at the time an ISO is granted) with respect to Options designated as ISOs exercisable for the first time by a Grantee during any calendar year (under all plans of the Company and its subsidiaries or parent) exceeds $100,000, such Options shall be treated as NQSOs. The foregoing shall be applied by taking Options into account in the order in which they were granted.

    (e) DURATION OF OPTIONS. Options may be granted for terms of up to but not exceeding ten (10) years from the effective date the particular Option is granted; provided, however, that an ISO granted to a 10% Stockholder may be granted for a term not exceeding five (5) years from the effective date the particular ISO is granted.

    If the stockholders of the Company have not approved the adoption of the Plan prior to the end of one (1) year from the date the Plan is approved by the Board, any Option granted under the Plan prior to such date shall be null and void and the Company shall rescind the issuance of any shares of Common Stock issued upon the exercise of such Options by a Grantee prior to such date. In the event of such rescission, the Company shall refund the price paid per share of Common Stock by the Grantee upon exercise of the Options upon receipt of the certificate representing such shares.

    (f) MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options (up to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (up to the extent not theretofore exercised). In addition to the limitations set forth in
Section 15, the Committee shall not, however, with respect to ISOs, modify any outstanding Award so as to specify a lower Award price or accept the surrender of outstanding Awards and authorize the granting of new Awards in substitution therefor specifying a lower price. Notwithstanding the foregoing or anything herein, no modification of an Award shall, without the consent of the Grantee, alter or impair any rights or obligations under any Award theretofore granted under the Plan nor shall any modification be made which shall adversely affect the status of an ISO under Code Section 422; provided, however, that any such provision shall remain in effect with respect to other Awards, and there shall be no further effect on the Plan.

    (g) OTHER TERMS AND CONDITIONS. Awards may contain such other provisions, which shall not be inconsistent with any of the foregoing terms, as the Committee shall deem appropriate.

    7. TERMINATION OF EMPLOYMENT. Upon the termination of a Grantee's employment with the Company, any Award then held by such Grantee or Grantee's estate may only be exercised as follows:

    (a) RETIREMENT. If the Grantee's employment is terminated because he or she has attained age 65, or in accordance with the age specified in an employment agreement with a Grantee, he or she may within three (3) months following such termination, exercise the Award to the extent such Award is otherwise exercisable. However, in the event of his or her death prior to the end of the three (3) month period after the aforesaid termination of his or her employment, his or her estate shall have the right to exercise the Award within one
(1) year (but in no event after the scheduled expiration of the term of the Award) following the date of his or her death with respect to all or any part of the stock subject thereto, to the extent such Award is exercisable.

    (b) DEATH. If the Grantee's employment with the Company is terminated by death, his or her estate shall have the right to exercise the Award within one
(1) year (but in no event after the scheduled expiration of the term of the Award) following such termination with respect to all or any part of the stock subject thereto, to the extent such Award is exercisable.

    (c) DISABILITY. If the Grantee's employment with the Company is terminated by disability, as defined in Code Section 22(e)(3), he or she or his or her legal representative shall have the right for a period of one (1) year (but in no event after the scheduled expiration of the term of the Award) following the date of such termination of employment to exercise any Award with respect to all or any part of the stock subject thereto, to the extent such Award is exercisable.

    (d) OTHER REASONS. If the Grantee's employment with the Company is terminated for any reason other than those provided above under "Retirement", "Death" or "Disability", the Grantee shall have the right for a period of three
(3) months (but in no event after the scheduled expiration of the term of the Award) following the date of such termination of employment to exercise any Award, with respect to all or any part of the stock subject thereto, to the extent such Award is exercisable. However, in the event of his or her death prior to the end of the three (3) month period after the aforesaid termination of his or her employment, his or her estate shall have the right to exercise the Award within one (1) year (but in no event after the scheduled expiration of the term of the Award) following the date of his or her death with respect to all or any part of the stock subject thereto, to the extent such Award is exercisable. All other

Awards may be exercised within such other period of time as determined by the Committee in its sole discretion.

    For purposes of this Section 7, "termination of employment" shall mean the termination of a Grantee's employment with the Company or a subsidiary or a parent within the meaning of Code Section 424. A Grantee employed by a subsidiary shall also be deemed to have a termination of employment if the subsidiary ceases to be a subsidiary of the Company, and the Grantee does not immediately thereafter become an employee of the Company or of a subsidiary or of a parent. A Grantee who is a member of the Board but who is not also an employee of the Company shall be considered to have terminated his or her employment at such time as he or she is no longer a member of the Board. Any other Grantee who is not otherwise an employee of the Company shall be considered to have terminated employment when substantial services, as determined by the Committee, are no longer provided to the Company by the Grantee.

    Also for purposes of this Section 7, a Grantee's "estate" shall mean his or her legal representatives upon his or her death or any person who acquires the right to exercise an Award by reason of the Grantee's death. The Committee may in its discretion require the transferee of a Grantee to supply it with written notice of the Grantee's death or disability and to supply it with a copy of the will (in the case of the Grantee's death) or such other evidence as the Board (or, following its appointment, the Committee) deems necessary to establish the validity of the transfer of an Option.

    If a Grantee's employment with the Company is terminated after a Change in Control, the provisions of Section 8 shall supersede the provisions of this
Section 7.

    8. CHANGE IN CONTROL. The Board shall have discretion to determine, at the time of grant, whether, in the event of a Change in Control, a Grantee with an outstanding Option shall have the right at any time thereafter to exercise the Option in full nonwithstanding any waiting period, installment period, or other limitation or restriction in any agreement or in the Plan. In the event that the Board in its discretion, elects not to provide in the grant to a Grantee for accelerated vesting in the event of a Change in Control, the Board may nevertheless, in its sole discretion, determine that upon a Change in Control each Grantee with an outstanding Option shall have the right at any time thereafter to exercise the Option in full notwithstanding any waiting period, installment period or other limitation or restriction in any agreement or in the Plan.

    9.  ADJUSTMENT OR CHANGES IN THE STOCK.

    (a) The total number and character of shares of Common Stock subject to Awards, the number and character of shares of Common Stock subject to outstanding Awards and/or the exercise price of such shares will be appropriately adjusted by the Committee if the shares of Common Stock are changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split, reverse split, combination of shares, or otherwise. The Committee may also make appropriate adjustments in the event of a merger, consolidation, or other transaction or event having a similar effect.

    (b) The Company shall not be required to issue any fractional shares of Common Stock pursuant to the Plan. Fractional shares resulting from any adjustment in Awards pursuant to this Section 9 may be settled in cash or otherwise as the Board shall determine.

    (c) Notice of any adjustment shall be given by the Company to each holder of an Award which shall have been so adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

    (d) If another corporation is merged into the Company or the Company otherwise acquires another corporation, the Board may elect to assume under the Plan any or all outstanding stock options or other awards granted by such corporation under any stock option or other plan adopted by it prior to such acquisition. Such assumptions shall be on such terms and conditions as the Committee may determine; provided, however, that the awards as so assumed do not contain any terms, conditions or rights that are inconsistent with the terms of this Plan. Unless otherwise determined by the Board, such awards shall not be taken into account for purposes of the limitations contained in Section 5 of the Plan.

    10. TRANSFERABILITY OF AWARDS. An Award shall be transferable only by will or the laws of descent and distribution and shall be exercisable during the Grantee's lifetime only by the Grantee or by the guardian or legal representative of the Grantee acting in a fiduciary capacity on behalf of the Grantee under state law and court supervision. An Award is not subject, in whole or in part, to attachment, execution or levy of any kind.

    11.  ADMINISTRATION.

    (a) The Plan shall be administered by the Committee appointed by the Board which shall be composed of not less than two (2) members of the Board, each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Proposed Treasury Regulation
Section 1.162-27(e)(3) or such other regulations as may be issued in proposed, temporary or final form under Code Section 162(m).

    (b) The Committee shall act by a majority of its members at the time in office and eligible to vote on any particular matter, and such action may be taken either by a vote at a meeting or in writing without a meeting.

    (c) Subject to the provisions of the Plan, the Committee shall from time to time and at its discretion take the following actions:

        (i) grant Awards;

        (ii) determine which employees, officers, directors and other individuals performing substantial and important services may be granted Awards under the Plan;

        (iii) determine the type of awards to be granted;

        (iv) determine the number of shares subject to each Award;

        (v) determine the term of each Award granted under the Plan;

        (vi) determine the date or dates on which the Award granted shall be exercisable;

        (vii) determine the exercise price of any Award granted;

        (viii) determine the Fair Market Value of the Common Stock subject to the Awards granted;

        (ix) determine the terms of any agreement pursuant to which Awards are granted;

        (x) amend any such agreement with the consent of the Grantee;

        (xi) extend the exercise period of any Award;

        (xii) accelerate the vesting period of any Award except in the event of a Change in Control;

        (xiii) establish performance-based goals within the meaning of Code
    Section 162(m);

        (xiv) establish such procedures as it deems appropriate for a recipient of an Award hereunder to designate a beneficiary to whom any benefits payable in the event of his or her death are to be made; and

        (xv) determine any other matters specifically delegated to it under the Plan or necessary for the proper administration of the Plan.

    The Committee shall also have the final authority and discretion to interpret and construe the terms of the Plan and of any Award granted and such interpretation and construction by the Committee shall be final, binding and conclusive upon all persons including, without limitation, the Company, stockholders of the Company or any subsidiary, the Plan, and all persons claiming an interest in the Plan. Notwithstanding anything contained in this
Section 11 to the contrary, no term of the Plan relating to ISOs shall be interpreted, nor shall any discretion or authority of the Committee be exercised, so as to disqualify the Plan under Code Section 422 or, without the consent of the Grantee, to disqualify any ISO under Code Section 422 or in a manner inconsistent with Rule 16b-3.

    (d) No member of the Committee or director of the Board shall be liable for any action, interpretation or construction made in good faith with respect to the Plan or any Award granted hereunder.

    12. TAX WITHHOLDING. It shall be a condition to the obligation of the Company to deliver shares or securities of the Company upon exercise of an Award, that the Grantee of such Award pay to the Company such amount as may be requested by the Company for the purpose of satisfying any liability for such withholding taxes. The Committee may, in its sole discretion, permit the Grantee of an Award, in accordance with any applicable regulations of the authority issuing such regulations, to pay a portion or all of the amount of such minimum required or additional permitted withholding taxes in shares provided, however, that notwithstanding the foregoing, no shares can be withheld in excess of the minimum number of shares to satisfy the Grantee's tax liability. At the Committee's sole discretion, the Grantee shall be permitted to authorize the Company to withhold, or shall agree to surrender back to the Company, on or about the date such withholding tax liability is determinable, shares previously owned by such Grantee or a portion of the shares that were or otherwise would be distributed to such Grantee pursuant to such Award having a Fair Market Value equal to the amount of such required or permitted withholding taxes to be paid in shares.

    13.  SECURITIES LAW REQUIREMENTS.

    (a) No Award granted pursuant to this Plan shall be exercisable in whole or in part, nor shall the Company be obligated to acquire or sell any shares of Common Stock subject to any such Option, if such exercise, acquisition and sale would, in the opinion of counsel for the Company, violate the Act (or other federal or state statutes having similar requirements), as it may be in effect at that time. In this regard, the Committee may demand the representations described in Sections 6(b) and 21.

    (b) Each Award shall be subject to the further requirement that, if at any time the Committee shall determine in its discretion that the listing or qualification of the shares of Common Stock subject to such Award under any securities exchange requirements or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the granting of such Award or the issue of shares thereunder, such Award may not be exercised in whole or in part, unless such listing, qualification, consent or approval shall have been affected or obtained free of any conditions not acceptable to the Board.

    (c) No person who acquires shares of Common Stock under the Plan may, during any period of time that such person is an affiliate of the Company within the meaning of the rules and regulations of the Securities and Exchange Commission under the Act, sell such shares of Common Stock, unless such offer and sale is made (i) pursuant to an effective registration statement under the Act, which is current and includes the shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the Act, such as that set forth in Rule 144 promulgated under the Act.

    (d) With respect to any Reporting Person, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or any action by an authority under the Plan fails to so comply, such provision or action shall, without further action by any person, be deemed to be automatically amended to the extent necessary to effect compliance with Rule 16b-3, provided that if such provision or action cannot be amended to effect such compliance, such provision or action shall be deemed null and void, to the extent permitted by law and deemed advisable by the appropriate authority. Each Award to a Reporting Person under the Plan shall be deemed issued subject to the foregoing qualification.

    14. FOREIGN PARTICIPANTS. In order to facilitate the making of an Award and to foster and promote achievement of the purposes of the Plan, the Committee may provide for such special terms for Awards to Grantees who are foreign nationals, or who are employed by the Company outside of the United States of America, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as the Plan; provided, however, that no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the terms of the Plan, as then in effect, unless the Plan could have been amended to eliminate the inconsistency without further approval by the stockholders of the Company.

    15. AMENDMENT OR TERMINATION OF THE PLAN. The Board may amend or terminate the Plan at any time, except that approval of the holders of a majority of the outstanding voting stock of the Company is required for amendments which:

        (i) decrease the minimum exercise price for ISOs;

        (ii) extend the term of the Plan beyond ten (10) years;

        (iii) extend the maximum terms of the Awards granted hereunder beyond ten (10) years;

        (iv) withdraw the administration of the Plan from the Committee appointed pursuant to Section 11;

        (v) change the class of eligible employees, officers, directors and other Grantees;

        (vi) increase the aggregate number of shares of Common Stock which may be issued pursuant to the provisions of the Plan;

        (vii) otherwise require stockholder approval to comply with Rule 16b-3 or any other applicable law, regulation, or listing requirement or to qualify for an exemption or characterization that is deemed desirable by the Board.

    Notwithstanding the foregoing, the Board may, without the need for stockholders' approval, amend the Plan in any respect to qualify ISOs as incentive stock options under Code Section 422.

    No amendment or termination of the Plan shall, without the written consent of the Grantee, alter the terms of Options already granted and such options shall remain in full force and effect as if the Plan had not been terminated.

    Any Award that may be made pursuant to an amendment to the Plan that shall have been adopted without the approval of the stockholders of the Company shall be null and void as to persons subject to Section 16(a) of the Act if it is subsequently determined that such approval was required in order for the Plan to continue to satisfy the applicable conditions of Rule 16b-3.

    Furthermore, technical or clarifying amendments shall be made by the Committee and not by the Board.

    16. NO OBLIGATION TO EXERCISE OPTION. The granting of an Award shall impose no obligation upon the Grantee (or upon a transferee of a Grantee) to exercise such Award.

    17. NO LIMITATION ON RIGHTS OF THE COMPANY. The grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification, or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

    18. PLAN NOT A CONTRACT OF EMPLOYMENT. The Plan is not a contract of employment, and the terms of employment of any recipient of any Award hereunder shall not be affected in any way by the Plan or related instruments except as specifically provided therein. The establishment of the Plan shall not be construed as conferring any legal rights upon any recipient of any Award hereunder for a continuation of employment, nor shall it interfere with the right of the Company or any subsidiary to discharge any recipient of any Award hereunder and to treat him or her without regard to the effect which such treatment might have upon him or her as the recipient of any Award hereunder.

    19. EXPENSES OF THE PLAN. All of the expenses of the Plan shall be paid by the Company.

    20. FUNDING. The Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any Grantee or other person. To the extent any person holds any rights by virtue of an Award granted under the Plan, such rights shall be no greater than the rights of an unsecured general creditor of the Company.

    21. COMPLIANCE WITH APPLICABLE LAW. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates for shares of Common Stock pursuant to the exercise of an Option, unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any exchange upon which shares of Common Stock are traded including, without limitation, any legends that are required on such stock certificates. The Company shall in no event be obligated to register any securities pursuant to the Act (as now in effect or as hereafter amended) or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

    The Committee may require, as a condition of the issuance and delivery of such certificates and in order to ensure compliance with such laws, regulations and requirements, that the recipient of any Award hereunder make such covenants, agreements and representations as the Committee, in its sole discretion, deems necessary or desirable, including, without limitation, a written representation from a stockholder that the stock is being purchased for investment and not for distribution, acknowledging that such shares have not been registered under the Act, as amended, and agreeing that such shares may not be sold or transferred unless there is an effective registration statement for them under the Act, or, in the opinion of counsel to the Company, that such sale or transfer is not in violation of the Act.

    22. EFFECT UPON OTHER COMPENSATION. Nothing contained herein shall prevent the Company or any subsidiary from adopting other or additional compensation arrangements for its employees or directors. The effect under any other benefit plan of the Company of an inclusion in income by virtue of an Award hereunder shall be determined under such other plan.

    23. GRANTEE TO HAVE NO RIGHTS AS A STOCKHOLDER. No Grantee of any Option shall have any rights as a stockholder with respect to any shares subject to his or her Option prior to the date on which he or she is recorded as the holder of such shares on the records of the Company. No Grantee of any Option shall have the rights of a stockholder until he or she has paid in full the Option price.

    24. NOTICE. Notice to the Company shall be deemed given if in writing and mailed to Arnold Wadler, Esq., Metromedia Company, One Meadowlands Plaza, East Rutherford, New Jersey 07073, by first class, certified mail. Notice to the Grantee or the Grantee's estate, if applicable, shall be given by registered mail to such person's last known address.

    25. GOVERNING LAW. Except to the extent preempted by federal law, this Plan and all Option agreements entered into pursuant thereto shall be construed and enforced in accordance with, and governed by, the laws of the State of New York determined without regard to its conflict of law rules.

    26. SUCCESSORS AND ASSIGNS. The Plan shall be binding on and inure to the benefit of the Company and the employees to whom an Award is granted hereunder, and such employees' heirs, executors, administrators, legatees, trustees, personal representatives, assignees and transferees (where permitted).

    27. DELIVERY OF THE PLAN. A copy of this Plan shall be delivered to the Secretary of the Company and shall be shown by him to each eligible person making reasonable inquiry concerning it. A copy of this Plan shall also be delivered to each Grantee at the time his or her Award is granted.

PROXY                                                                     PROXY
                             BIG CITY RADIO, INC.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL
          MEETING OF SHAREHOLDERS TO BE HELD ON MAY 18, 2000, 3:00 P.M.

   The undersigned hereby appoints Charles Fernandez, Paul Thomson and Jonathan P. Gilmore, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote at the annual meeting of stockholders of Big City Radio, Inc., to be held on May 18, 2000, at 3:00 p.m. local time, on the Concourse Level, 1285 Avenue of the Americas, New York, New York 10022, and any and all adjournments thereof, as designated below, all of the shares of common stock, par value $.01 per share, of Big City Radio, Inc. according to the number of votes which the undersigned would possess if personally present, for the purposes of considering and taking action upon the proposals set forth on the reverse side, as more fully set forth in the Proxy Statement.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

                PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD
                       PROMPTLY USING THE ENCLOSED ENVELOPE

                            (CONTINUED ON REVERSE SIDE)

                                FOLD AND DETACH HERE


1. Election of Director-Nominees           2. Proposal to amend the Big City            3. The ratification of the appointment
   Leonard White, Michael H. Boyer.           Radio, Inc. 1999 Incentive Stock             of KPMG LLP as independent auditors
                                              Plan.                                        for the year ended December 31, 2000.
        For           Withhold
   all nominees       Authority                      FOR   AGAINST     ABSTAIN                     FOR    AGAINST   ABSTAIN
    (except as      to vote for
   noted below)     all nominees                     / /     / /        / /                        / /     / /       / /

       /  /            /  /
                                                                                  IMPORTANT: PLEASE SIGN EXACTLY AS NAME APPEARS
-------------------------------------                                             ON THIS CARD. EACH JOINT OWNER SHOULD SIGN.
Nominee Exception                                                                 EXECUTORS, ADMINISTRATOR, TRUSTEES, ETC. SHOULD
                                                                                  GIVE FULL TITLE.
(Instruction. To withhold authority
to vote for any individual nominee,
strike a line through the nominee's                                               Date:                                       2000
name in the above list.)                                                               -------------------------------------------


                                                                                  ------------------------------------------------
                                                                                  Signature

                                                                                  ------------------------------------------------
                                                                                  Please Print Name Here

                                                                                  ------------------------------------------------
                                                                                  Signature

                                                                                  ------------------------------------------------
                                                                                  Please Print Name Here

THIS PROXY WHEN PROPERLY EXECUTED WILL VOTE IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSALS 1, 2 AND 3. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR, FOR PROPOSAL 2 AND FOR PROPOSAL 3, IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.

                          FOLD AND DETACH HERE